SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C. 20549

                                FORM 8-K

                             CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                             August 24, 1996
                             Date of Report
                    (Date of Earliest Event Reported)


                   NET TELECOMMUNICATIONS, INCORPORATED
         (Exact Name of Registrant as Specified in its Charter)


     Nevada                33-2279-D            87-0297202
(State or other     (Commission File No.) (IRS Employer I.D. No.)
  Jurisdiction)


                   101 Convention Center Drive, #P125
                         Las Vegas, Nevada 89129
                  (Principal Executive Office Address)

                     Registrant's Telephone Number,
                  Including Area Code: (702) 256-9956

                     Registrant's Facsimile Number,
                   Including Area Code: (702) 256-9233



                    8170 West Sahara Avenue, Suite 203
                         Las Vegas, Nevada  89117
      (Former Name or Former Address if Changed Since Last Report)

Item 1. Changes in Control of Registrant.

          None; not applicable.

Item 2. Acquisition or Disposition of Assets.

          (a)(i)    Sierra Internet, Inc. dba Tahoe On-Line

          Pursuant to an Agreement and Plan of Merger (the "Tahoe On-Line Plan") dated August 24, 1996, between Net Telecommunications, Incorporated, a Nevada corporation (the "Company"); Sierra Net, Inc., a Nevada corporation (the Net Tel Subsidiary ); Sierra Internet, Inc., a Nevada corporation dba "Tahoe On-Line ( Tahoe On-Line ); and all of the stockholders of Tahoe On-Line (the Tahoe On-Line Stockholders ), Tahoe On-Line merged with and into the Net Tel Subsidiary, with the Net Tel Subsidiary being the surviving corporation, and each issued, outstanding or subscribed share of common stock of Tahoe On-Line was exchanged for 118.181818 shares of common stock of the Company, amounting to an aggregate total of 130,000 shares of the Company's "unregistered" and "restricted" common stock. The Tahoe On-Line Plan was treated as a "purchase" for accounting purposes.

          Following the completion of the Tahoe On-Line Plan, Tahoe On-Line became a wholly-owned subsidiary of the Company by virtue of its merger into the Net Tel Subsidiary.

          Immediately prior to the completion of the Tahoe On-
Line Plan, there were approximately 8,600,000 outstanding shares of common stock of the Company, and with its completion, there were approximately 8,730,000 outstanding shares.

          The source of the consideration used by the Tahoe On-Line Stockholders to acquire the respective interests in the Company was the exchange of shares of common voting stock of Tahoe On-Line, and the number of shares received by the Tahoe On-Line Stockholders in the merger was the result of "arms length" negotiations, as there were no prior material relationships between any of the Tahoe On-Line Stockholders and the Company or any of the Company's directors, executive officers or "affiliates."

          Copies of the Tahoe On-Line Plan and related exhibits, the News Release issued by the Company and the Articles of Merger accompany this Report and are incorporated herein by reference.
See Item 7 of this Report.

          (a)(ii)   Global Tours, Inc.

          Pursuant to an Agreement and Plan of Merger (the "Global Plan") dated August 26, 1996, between Net Telecommunications, Incorporated, a Nevada corporation (the "Company"); Second Net Telecommunications Subsidiary, Incorporated, a Nevada corporation and recently formed wholly-owned subsidiary of the Company (the Net Tel Subsidiary ); Global Tours, Inc., a Nevada corporation ( Global ); and all of the stockholders of Global (the Global Stockholders ), Global merged with and into the Net Tel Subsidiary, with the Net Tel Subsidiary being the surviving corporation, and each issued, outstanding or subscribed share of common stock of Global was exchanged for 322.580645 shares of common stock of the Company, amounting to an aggregate total of 500,000 shares of the Company's "unregistered" and "restricted" common stock. The Global Plan was treated as a "purchase" for accounting purposes.

          Following the completion of the Global Plan, Global became a wholly-owned subsidiary of the Company by virtue of its merger into the Net Tel Subsidiary, which was formed solely for the purpose of this merger.

          Immediately prior to the completion of the Global Plan, there were approximately 8,730,000 outstanding shares of common stock of the Company, and with its completion, there were approximately 9,230,000 outstanding shares.

          The source of the consideration used by the Global Stockholders to acquire the respective interests in the Company was the exchange of shares of common voting stock of Global, and the number of shares received by the Global Stockholders in the merger was the result of "arms length" negotiations, as there were no prior material relationships between any of the Global Stockholders and the Company or any of the Company's directors, executive officers or "affiliates."

          Copies of the Global Plan and related exhibits, the News Release issued by the Company and the Articles of Merger accompany this Report and are incorporated herein by reference.
See Item 7 of this Report.

          (b)(i) No material assets of Tahoe On-Line were succeeded to by the Company in the merger of Tahoe On-Line into the Net Tel Subsidiary which constituted plant, equipment or other physical property.

          (b)(ii) No material assets of Global were succeeded to by the Company in the merger of Global into the Net Tel
Subsidiary which constituted plant, equipment or other physical property.

Item 3. Bankruptcy or Receivership.

          None; not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

          None; not applicable.

Item 5. Other Events.

          None; not applicable.

Item 6. Resignations of Directors and Executive Officers.

          None; not applicable.

Item 7. Financial Statements and Exhibits.

          (a)  Financial Statements of Businesses Acquired.

          The financial statements of Tahoe On-Line will be available and filed with the Securities and Exchange Commission within 75 days of the date of filing of this Report.

          The financial statements of Global will be available and filed with the Securities and Exchange Commission within 75 days of the date of filing of this Report.

          (b)  Pro Forma Financial Information.

          Consolidated Pro Forma Financial Statements of the
Company taking into account the Tahoe On-Line Plan will be available and filed with the Securities and Exchange Commission within 75 days of the date of filing of this Report.

          Consolidated Pro Forma Financial Statements of the
Company taking into account the Global Plan will be available and filed with the Securities and Exchange Commission within 75 days of the date of filing of this Report.

          (c)  Exhibits.

                                                        Exhibit
Description of Exhibit (1)                              Number

     Agreement and Plan of Merger                            2.1
     between the Company, Sierra-Net, Inc. and Sierra Internet, Inc. dba Tahoe On-Line

          Exhibit A -    Stockholders of Tahoe On-Line

          Exhibit B -    Net Telecommunications,
                         Incorporated Financial Statements
                         for the periods ended December 31,
                         1995, and March 31, 1996 (2)

          Exhibit B-1    Net Telecommunications,
                         Incorporated Unaudited Financial
                         Statements for the period ended
                         June 30, 1996 (3)

          Exhibit C -    Exceptions to the Net
                         Telecommunications, Incorporated
                         Financial Statements

          Exhibit D -    Sierra Internet, Inc. DBA "Tahoe On-Line"
                         Balance Sheet for period ended June 30, 1996, and Profit and Loss Statement
                         For the period January through June 30, 1996


          Exhibit E -    Exceptions to Sierra Internet Balance
                         Sheet and Profit and Loss Statement

          Exhibit F -    Investment Letter

          Exhibit G -    Compliance Certificate of
                         Net Telecommunications,
                         Incorporated

          Exhibit H -    Compliance Certificate of
                         Sierra Internet, Inc.

          Exhibit I -    Finders


     Agreement and Plan of Merger                            2.2
     between the Company, Second Net
     Telecommunications Subsidiary,
     Incorporated, and Global Tours, Inc.

          Exhibit A -    Stockholders of Global

          Exhibit B -    Articles of Incorporation
                         Second Net Telecommunications
                         Subsidiary, Incorporated

          Exhibit C -    Net Telecommunications,
                         Incorporated Financial Statements
                         for the periods ended December 31,
                         1995, and March 31, 1996 (2)

          Exhibit C-1    Net Telecommunications,
                         Incorporated Unaudited Financial
                         Statements for the period ended
                         June 30, 1996 (3)

          Exhibit D -    Exceptions to the Net
                         Telecommunications, Incorporated
                         Financial Statements

          Exhibit E -    Global Tours, Inc. Balance Sheet
                         and Profit and Loss Statement
                         For the period ended December 31,
                         1995

          Exhibit F -    Exceptions to Global Balance Sheet
                         and Profit and Loss Statement

          Exhibit G -    Investment Letter

          Exhibit H -    Compliance Certificate of
                         Net Telecommunications,
                         Incorporated

          Exhibit I -    Compliance Certificate of
                         Global Tours, Inc.

          Exhibit J -    Finders

Articles of Merger and Plan of Merger regarding             3.1
Tahoe On-Line Merger

Articles of Merger and Plan of Merger regarding             3.2
Global Merger

News Release regarding Tahoe On-Line Merger                 19.1

News Release regarding Tahoe Global Merger                  19.2

(1) Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

DOCUMENTS INCORPORATED BY REFERENCE

(2) The Company's financial statements for the periods ended December 31, 1995, and March 31, 1996, which were filed as an Exhibit to the 8-K Current Report of the Company dated July 5, 1996, and which were Exhibit E to the Agreement and Plan of Merger between the Company and Net Telecommunications, Incorporated, a Nevada corporation, reported therein.

(3)  The Company's financial statements for the period ended June
     30, 1996, which were filed with the Company's 10-QSB
     Quarterly Report for the quarter ended June 30, 1996.

Item 8. Change in Fiscal Year.

          None; not applicable.



SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         NET TELECOMMUNICATIONS,
                         INCORPORATED



Date: 9-12-96            /s/ Michael W. Gorts
                         --------------------
                         President

                       AGREEMENT AND PLAN OF MERGER


          THIS AGREEMENT AND PLAN OF MERGER (the "Plan") is made this 24th day of August, 1996, by and between Net Telecommunications, Incorporated, a Nevada corporation ("Net Tel"); Sierra-Net, Inc., a Nevada corporation and wholly-owned subsidiary of Net Tel (the "Net Tel Subsidiary"); Sierra Internet, Inc., a Nevada corporation, dba "Tahoe On-Line ("Tahoe On-Line"); and the persons listed in Exhibit A hereof, who are the owners of record of all of the outstanding securities of Tahoe On-Line (the "Tahoe On-Line Stockholders");

                           W I T N E S S E T H :

          WHEREAS, the respective Boards of Directors of Net Tel and Tahoe On-Line have adopted certain resolutions whereby the Net Tel Subsidiary and Tahoe On-Line will merge in a "forward triangular merger" pursuant to the provisions of Sections 368(a)(1) and 368(a)(2)(D) of the Internal Revenue Code and the applicable provisions of the Nevada Revised Statutes, and whereby the Tahoe On-Line Stockholders will receive shares of common stock of Net Tel in consideration of such merger; and

          WHEREAS, the Net Tel Subsidiary shall be the surviving corporation under the merger, as contemplated by this Plan;

          NOW, THEREFORE, in consideration of the premises and the mutual representations, covenants and agreements herein, the parties hereto do hereby agree as follows, to-wit:

                                 Section 1

                              Plan of Merger

          1.1 Merger and Surviving Corporation. Tahoe On-Line will merge into the Net Tel Subsidiary, with the Net Tel Subsidiary being the "Surviving Corporation"; the separate existence of Tahoe On-Line shall cease, and the name of the Surviving Corporation shall remain "Sierra-Net, Inc," and the Surviving Corporation shall maintain the dba of "Tahoe On-Line." Until amended, modified or otherwise altered, the Articles of Incorporation of the Net Tel Subsidiary shall continue to be the Articles of Incorporation of the Surviving Corporation; and the Bylaws of the Net Tel Subsidiary shall continue to be the Bylaws of the Surviving Corporation.

          1.2 Share Conversion. Each outstanding or subscribed share of common stock of Tahoe On-Line (the "Tahoe On-Line Shares") shall, upon the effective date of the Plan, be converted into 118.181818 shares of common stock of Net Tel, amounting to 130,000 shares in the aggregate, as outlined in Exhibit A; all fractional shares shall be rounded to the nearest whole share.


          1.3 Survivor's Succession to Corporate Rights. The Surviving Corporation shall thereupon and thereafter possess all rights, privileges, powers and franchises of a public as well of a private nature, and be subject to all of the restrictions, disabilities and duties of Tahoe On-Line; and all and singular, the rights, privileges, powers and franchises of Tahoe On-Line, and all property, real, personal and mixed, and all debts due to Tahoe On-Line on whatever account, as well for stock subscriptions as all other things in action or belonging to Tahoe On-Line shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of Tahoe On-Line, and the title to any real estate vested by deed or otherwise in Tahoe On-Line shall not revert or be in any way impaired by reason of the Plan; but all rights of creditors and all liens upon any property of Tahoe On-Line shall be preserved unimpaired, and all debts, liabilities and duties of Tahoe On-Line shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

          1.4 Survivor's Succession to Corporate Acts, Plans, Contracts, etc. All corporate acts, plans, policies, contracts, approvals and authorizations of Tahoe On-Line and its stockholders, its Board of Directors, committees elected or appointed by the Board of Directors, officers and agents, which were valid and effective immediately prior to the effective time of the Plan, shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to Tahoe On-Line. The employees of Tahoe On-Line shall become the employees of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees of Tahoe On-Line.

          1.5 Survivor's Rights to Assets, Liabilities, Reserves, etc. The assets, liabilities, reserves and accounts of Tahoe On-Line shall be recorded on the books of the Surviving Corporation at the amounts at which they, respectively, shall then be carried on the books of Tahoe On-Line, subject to such adjustments or eliminations of intercompany items as may be appropriate in giving effect to the Plan.

          1.6 Resignations of Present Directors and Executive Officers of the Surviving Corporation and Designation of New Directors and Executive Officers. On Closing, with the exception of Michael W. Gorts, the present directors and executive officers of the Net Tel Subsidiary shall retain their present positions, and designate the directors of Tahoe On-Line to also serve on the Board of Directors of the Net Tel Subsidiary, until the next respective annual meetings of the stockholders and Board of Directors of Net Tel and the Surviving Corporation, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations. Executive officers of Tahoe On-Line may also be designated officers of a new division of business operations previously comprising the operations of Tahoe On-Line, prior to the completion of the Plan. Not less than one member of the Board of Directors of Net Tel shall serve on the Board of Directors of the Surviving Corporation at all times.

          1.7 Principal Office. The principal executive office of the Surviving Corporation shall be located at 917 Tahoe Blvd., Suite 200, Incline Village, Nevada 89450-3709. The Surviving Corporation shall also maintain a registered office in the State of Nevada at the same address. The Surviving Corporation may also maintain an address at P.O. Box 6887, Stateline, Nevada 89449.

          1.8 Adoption. The Plan shall be adopted by the Board of Directors of Net Tel as the sole stockholder of the Net Tel
Subsidiary, and by all of the Tahoe On-Line Stockholders.

          1.9 Dissenters' Rights and Notification. As the Plan requires the affirmative vote of all of the outstanding voting securities of the Net Tel Subsidiary and Tahoe On-Line, and the Nevada Revised Statutes do not require a vote of Net Tel stockholders, dissenters' rights are not applicable under the Plan;

          1.10 Delivery of Certificates by the Tahoe On-Line Stockholders. The transfer of the Tahoe On-Line Shares by the Tahoe On-Line Stockholders shall be effected by the delivery to Net Tel or its transfer agent of certificates representing the Tahoe On-Line Shares endorsed in blank or accompanied by stock powers executed in blank, with all signatures witnessed or guaranteed to the satisfaction of Net Tel and the Net Tel Subsidiary and with any necessary transfer taxes and other revenue stamps affixed and acquired at the expense of the Tahoe On-Line Stockholders, and on receipt thereof to the satisfaction of the Surviving Corporation, stock certificates representing shares in Net Tel as outlined in Exhibit A shall be issued and delivered to the Tahoe On-Line Stockholders; as a condition to the exchange of the Tahoe On-Line Shares, Net Tel and the Surviving Corporation shall require the Tahoe On-Line Stockholders to execute and deliver and Investment Letter as outlined in Section 4.12 hereof, acknowledging, among other things, that the shares of Net Tel to be received in exchange for the Tahoe On-Line Shares are "unregistered" and "restricted" securities which have not been registered with the Securities and Exchange Commission or any state regulatory agency, and which must be so registered prior to public sale by the Tahoe On-Line Stockholders, unless an exemption from such registration is available for any such sale.

          1.11 Further Assurances. At the Closing and from time to time thereafter, the parties shall execute such additional instruments and take such other action as may be reasonably required or necessary to carry out the terms and provisions hereof.

          1.12 Effective Date. The Effective Date of the Plan shall be the date when the Articles of Merger are filed and accepted by the Secretary of State of the State of Nevada and at such time as all applicable provisions of the Nevada Revised Statutes have been met.

                                 Section 2

                                  Closing

          The Closing contemplated by Section 1.1 shall be held at the principal executive offices of the Surviving Corporation as outlined in Section 1.7 hereof, not later than ten days following the date of this Plan, unless another place or time is agreed upon in writing by the parties. The Closing may be accomplished by wire, express mail or other courier service, conference telephone communications or as otherwise agreed by the respective parties or their duly authorized representatives.

                                 Section 3

                Representations and Warranties of Net Tel
                   and the Net Tel Subsidiary

          Net Tel and the Net Tel Subsidiary represent and warrant to, and covenant with, the Tahoe On-Line Stockholders and Tahoe On-Line as follows:

          3.1 Corporate Status. Net Tel is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary. Net Tel is a publicly held company, having lawfully offered and sold a portion of its securities to residents of the State of Utah pursuant to an Application of Registration of Securities filed with the Utah Securities Division, and an S-18 Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended; Net Tel is "current" in the filing of all reports required to be filed by it with the Securities and Exchange Commission, copies of which have been delivered to the Tahoe On-Line Stockholders and Tahoe On-Line, and which such reports are true and correct in every material respect; and the securities of Net Tel are currently listed on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. (the "NASD"), under the Symbol "NETQ."

          3.2 Capitalization. The authorized capital stock of Net Tel consists of 50,000,000 shares of common voting stock, having a par value of $0.001 per share, of which approximately 8,600,000 shares are outstanding, all fully paid and non-assessable; except as may be provided herein (see Exhibit C), there are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued capital stock of Net Tel.

          The capitalization of the Net Tel Subsidiary consists of 25,000 shares of common voting stock with a par value of $1 per share, divided into two classes, A and B, with each class having 12,500 shares, of which 6,000 Class A shares are issued and outstanding, all fully paid and non-assessable, and all of which are owned by Net Tel; there are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued capital stock of the Net Tel Subsidiary.

          3.3 Financial Statements. The audited financial statements of Net Tel furnished to the Tahoe On-Line Stockholders and Tahoe On-Line, consisting of a balance sheet dated December 31, 1995, and a related statement of income for the period then ended, attached hereto as Exhibit B and incorporated herein by reference, and an unaudited consolidated balance sheet and income statement for the period ended June 30, 1996, attached hereto as Exhibit B-1 and incorporated herein by reference, are correct and fairly present the financial condition of Net Tel at such dates and for the periods involved; such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein, except as indicated in Exhibit C, which is attached hereto and incorporated herein by reference. Such financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

          3.4 Undisclosed Liabilities. Net Tel has no liabilities of any nature except to the extent reflected or reserved against in its balance sheets, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, except as set forth in Exhibit C.

          3.5 Interim Changes. Since the date of its balance sheets, except as set forth in Exhibit C, there have been no (1) changes in financial condition, assets, liabilities or business of Net Tel which, in the aggregate, have been materially adverse;
(2) damages, destruction or losses of or to property of Net Tel, payments of any dividend or other distribution in respect of any class of stock of Net Tel, or any direct or indirect redemption, purchase or other acquisition of any class of any such stock; or
(3) increases paid or agreed to in the compensation, retirement benefits or other commitments to employees.

          3.6 Title to Property. Net Tel has good and marketable title to all properties and assets, real and personal, reflected in its balance sheets, and the properties and assets of Net Tel are subject to no mortgage, pledge, lien or encumbrance, except for liens shown therein or in Exhibit C, with respect to which no default exists.

          3.7 Litigation. There is no litigation or proceeding pending, or to the knowledge of Net Tel, threatened, against or relating to Net Tel, its properties or business, except as set forth in Exhibit C. Further, no officer, director or person who may be deemed to be an affiliate of Net Tel is party to any material legal proceeding which could have an adverse effect on the Company (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to Net Tel.

          3.8 Books and Records. From the date of this Plan to the Closing, Net Tel will (1) give to the Tahoe On-Line Stockholders and Tahoe On-Line or their respective representatives full access during normal business hours to all of its offices, books, records, contracts and other corporate documents and properties so that the Tahoe On-Line Stockholders and Tahoe On-Line or their respective representatives may inspect and audit them; and (2) furnish such information concerning the properties and affairs of Net Tel as the Tahoe On-Line Stockholders and Tahoe On-Line or their respective representatives may reasonably request.

          3.9 Tax Returns. Net Tel has filed all federal and state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

          3.10 Confidentiality. Until the Closing (and thereafter if there is no Closing), Net Tel and its representatives will keep confidential any information which they obtain from the Tahoe On-Line Stockholders or from Tahoe On-Line concerning the properties, assets and business of Tahoe On-Line. If the transactions contemplated by this Plan are not consummated by August 30, 1996, Net Tel will return to Tahoe On-Line all written matter with respect to Tahoe On-Line obtained by Net Tel in connection with the negotiation or consummation of this Plan.

          3.11 Corporate Authority. Net Tel has full corporate power and authority to enter into this Plan and to carry out its obligations hereunder and will deliver to the Tahoe On-Line Stockholders and Tahoe On-Line or their respective representatives at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Plan by its officers and performance thereunder.

          3.12 Due Authorization.   The execution of this Plan
and performance by Net Tel hereunder has been duly authorized by all requisite corporate action on the part of Net Tel, and this Plan constitutes a valid and binding obligation of Net Tel and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of Net Tel.

          3.13 Environmental Matters. Net Tel has no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien or action, or of any cause for any such lien or action.

          3.14 Access to Information Regarding Tahoe On-Line.
Net Tel and the Net Tel Subsidiary acknowledge that they have been delivered copies of what has been represented to be documentation containing all material information respecting Tahoe On-Line and its present and contemplated business operations, potential acquisitions, management and other factors; that they have had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with their legal counsel, directors and executive officers; that they have had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of Tahoe On-Line, and with the legal and accounting firms of Tahoe On-Line, with respect to such documentation; and that to the extent requested, all questions raised have been answered to their complete satisfaction.

                                 Section 4

        Representations, Warranties and Covenants of Tahoe On-Line
                   and the Tahoe On-Line Stockholders

          Tahoe On-Line and the Tahoe On-Line Stockholders represent and warrant to, and covenant with, Net Tel and the Net
Tel Subsidiary as follows:

          4.1  Tahoe On-Line Shares.  The Tahoe On-Line
Stockholders are the record and beneficial owners of the Tahoe
On-Line Shares, free and clear of adverse claims of third parties; and Exhibit A correctly sets forth the name, address and number of Tahoe On-Line Shares owned by the Tahoe On-Line
Stockholders.

          4.2 Corporate Status. Tahoe On-Line is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

          4.3 Capitalization. The authorized capital stock of Tahoe On-Line consists of 25,000 shares of common voting stock with no par value per share, of which 1,100 shares are issued and outstanding, all fully paid and non-assessable; there are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued capital stock of Tahoe On-Line.

          4.4 Financial Statements. The unaudited financial statements of Tahoe On-Line furnished to Net Tel, consisting of a balance sheet as of June 30, 1996, and a profit and loss statement for the period from January through December 31, 1995, attached hereto as Exhibit D and incorporated herein by reference, are correct and fairly present the financial condition of Tahoe On-Line at such date and for the period involved; such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein, except as indicated in Exhibit E, which is attached hereto and incorporated herein by reference. Such financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

          4.5 Undisclosed Liabilities. Tahoe On-Line has no material liabilities of any nature except to the extent reflected or reserved against in the balance sheet, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, except as set forth in Exhibit E.

          4.6 Interim Changes. Since the date of its balance sheet, except as set forth in Exhibit E, there have been no (1) changes in the financial condition, assets, liabilities or business of Tahoe On-Line which, in the aggregate, have been materially adverse; (2) damages, destruction or loss of or to the property of Tahoe On-Line, payment of any dividend or other distribution in respect of the capital stock of Tahoe On-Line, or any direct or indirect redemption, purchase or other acquisition of any such stock; or (3) increases paid or agreed to in the compensation, retirement benefits or other commitments to employees.

          4.7 Title to Property. Tahoe On-Line has good and marketable title to all properties and assets, real and personal, proprietary or otherwise, reflected in its balance sheet, and the properties and assets of Tahoe On-Line are subject to no mortgage, pledge, lien or encumbrance, except for liens shown therein or in Exhibit E, with respect to which no default exists.

          4.8 Litigation. There is no litigation or proceeding pending, or to the knowledge of Tahoe On-Line, threatened, against or relating to Tahoe On-Line, its properties or business, except as set forth in Exhibit E. Further, no officer, director or person who may be deemed to be an affiliate of Tahoe On-Line is party to any material legal proceeding which could have an adverse effect on Tahoe On-Line (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to Tahoe On-Line.

          4.9 Books and Records. From the date of this Plan to the Closing, the Tahoe On-Line Stockholders will cause Tahoe On-Line to (1) give to Net Tel and its representatives full access during normal business hours to all of its offices, books, records, contracts and other corporate documents and properties so that Net Tel may inspect and audit them; and (2) furnish such information concerning the properties and affairs of Tahoe On-Line as Net Tel may reasonably request.

          4.10 Tax Returns. Tahoe On-Line has filed all federal and state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

          4.11 Confidentiality. Until the Closing (and continuously if there is no Closing), the Tahoe On-Line Stockholders and Tahoe On-Line and their respective representatives will keep confidential any information which they obtain from Net Tel concerning its properties, assets and business. If the transactions contemplated by this Plan are not consummated by August 30, 1996, the Tahoe On-Line Stockholders and Tahoe On-Line will return to Net Tel all written matter with respect to Net Tel obtained by them in connection with the negotiation or consummation of this Plan.

          4.12 Investment Intent. The Tahoe On-Line Stockholders are acquiring the shares to be delivered to them under this Plan for investment and not with a view to the sale or distribution thereof, and the Tahoe On-Line Stockholders have no commitment or present intention to dispose of the Net Tel common stock being received under the Plan. The Tahoe On-Line Stockholders shall execute and deliver to Net Tel, as a condition to the Closing, an Investment Letter attached hereto as Exhibit F and incorporated herein by reference.

          4.13 Corporate Authority. Tahoe On-Line has full corporate power and authority to enter into this Plan and to carry out its obligations hereunder and will deliver to Net Tel or its representatives at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Plan by its officers and performance thereunder.

          4.14 Due Authorization. The execution of this Plan and performance by Tahoe On-Line hereunder have been duly authorized by all requisite corporate action on the part of Tahoe On-Line, and this Plan constitutes a valid and binding obligation of Tahoe On-Line and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of Tahoe On-Line.

          4.15 Environmental Matters. Tahoe On-Line has no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien or action, or of any cause for any such lien or action.

          4.16 Access to Information Regarding Net Tel. The Tahoe On-Line Stockholders and Tahoe On-Line acknowledge that they have been delivered copies of what has been represented to be documentation containing all material information respecting Net Tel and its present and contemplated business operations, management and other factors, all in the form of annual and quarterly reports filed by Net Tel with the Securities and Exchange Commission; that they have had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with their legal counsel, directors and executive officers; that they have had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of Net Tel, and with the legal and accounting firms of Net Tel, with respect to such documentation; and that to the extent requested, all questions raised have been answered to their complete satisfaction.

                                 Section 5

               Conduct of Tahoe On-Line Pending the Closing

          Except as otherwise provided herein, Tahoe On-Line and the Tahoe On-Line Stockholders agree that Tahoe On-Line will conduct itself in the following manner pending the Closing:

          5.1 Certificate of Incorporation and Bylaws. No change will be made in the Certificate of Incorporation or Bylaws of Tahoe On-Line.

          5.2 Capitalization, etc. Tahoe On-Line will not make any change in its authorized or issued shares of any class, declare or pay any dividend or other distribution, or issue, encumber, purchase or otherwise acquire any of its shares of any class.

          5.3 Conduct of Business. Tahoe On-Line will use its best efforts to maintain and preserve its business organization, employee relationships and good will intact, and will not, without the written consent of Net Tel, enter into any material commitments except in the ordinary course of business.


                                 Section 6

                  Conduct of Net Tel Pending the Closing

          Except as otherwise provided herein, Net Tel and the Net Tel Subsidiary agree that Net Tel will conduct itself in the following manner pending the Closing:

          6.1 Certificate of Incorporation and Bylaws. No change will be made in the Certificate of Incorporation or Bylaws of Net Tel.

          6.2 Capitalization, etc. Net Tel will not make any change in its authorized or issued shares, declare or pay any dividend or other distribution, or issue, encumber, purchase or otherwise acquire any of its shares of any class.

          6.3 Conduct of Business. Net Tel will use its best efforts to maintain and preserve its business organization, employee relationships and good will intact, and will not, without the written consent of Tahoe On-Line, enter into any material commitments except in the ordinary course of business.

                                 Section 7

      Conditions Precedent to Obligations of the Tahoe On-Line
                  Stockholders and Tahoe On-Line

          All obligations of the Tahoe On-Line Stockholders and Tahoe On-Line under this Plan are subject, at their option, to the fulfillment, before or at the Closing, of each of the following conditions:

          7.1 Representations and Warranties True at Closing. The representations and warranties of Net Tel and the Net Tel Subsidiary contained in this Plan shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

          7.2  Due Performance.  Net Tel and the Net Tel
Subsidiary shall have performed and complied with all the terms and conditions required by this Plan to be performed or complied with by them before the Closing.

          7.3 Officers' Certificate. Tahoe On-Line and the Tahoe On-Line Stockholders shall have been furnished with a certificate signed by the President Net Tel, attached hereto as Exhibit G and incorporated herein by reference, dated as of the Closing, certifying (1) to the effects set out in Sections 6.1 and 6.2; and (2) that since the date of the financial statements (Exhibits B and B-1 hereto), there has been no material adverse change in the financial condition, business or properties of Net Tel, taken as a whole.

          7.4 Opinion of Counsel of Net Tel. The Tahoe On-Line Stockholders and Tahoe On-Line shall have received an opinion of counsel for Net Tel, dated as of the Closing, to the effect that
(1) the representations of Sections 3.1, 3.2 and 3.12 are correct; (2) except as specified in the opinion, counsel knows of no inaccuracy in the representations in 3.5, 3.6 or 3.7; and (3) the shares of Net Tel to be issued to the Tahoe On-Line Stockholders under this Plan will, when so issued, be validly issued, fully paid and non-assessable.

                                 Section 8

              Conditions Precedent to Obligations of Net Tel

          All obligations of Net Tel and the Net Tel Subsidiary under this Plan are subject, at their option, to the fulfillment, before or at the Closing, of each of the following conditions:

          8.1 Representations and Warranties True at Closing. The representations and warranties of Tahoe On-Line and the Tahoe On-Line Stockholders contained in this Plan shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

          8.2 Due Performance. The Tahoe On-Line Stockholders and Tahoe On-Line shall have performed and complied with all the terms and conditions required by this Plan to be performed or complied with by them before the Closing.

          8.3 Officers' and Stockholders' Certificate. Net Tel shall have been furnished with a certificate signed by the President of Tahoe On-Line and the Tahoe On-Line Stockholders, attached hereto as Exhibit H and incorporated herein by reference, dated as of the Closing, certifying (1) to the effects set out in Sections 5.1 and 5.2; and (2) that since the date of the financial statements (Exhibit D), there has been no material adverse change in the financial condition, business or properties of Tahoe On-Line taken as a whole.

          8.4 Opinion of Counsel of Tahoe On-Line. Net Tel shall have received an opinion of counsel for Tahoe On-Line, dated as of the Closing, to the effect that (1) the representations of Sections 4.2, 4.3 and 4.14 are correct; (2) except as specified in the opinion, counsel knows of no inaccuracy in the representations in 4.6, 4.7 or 4.8; and (3) the Tahoe On-Line Shares to be delivered to Net Tel under this Plan will, when so delivered, have been validly issued, fully paid and non-assessable, and will be free and clear of any liens or encumbrances.

          8.5 Books and Records. The Tahoe On-Line Stockholders or the Board of Directors of Tahoe On-Line shall have caused Tahoe On-Line to make available all books and records of Tahoe On-Line, including minute books and stock transfer records; provided, however, only to the extent requested in writing by Net Tel at Closing.


          8.6 Acceptance by Stockholders. The terms of this Plan shall have been approved by the Tahoe On-Line Stockholders as evidenced by their signatures on Exhibit F and on the signature page hereof.

                                 Section 9

                                Termination

          Prior to Closing, this Plan may be terminated (1) by mutual consent in writing; (2) by either the Directors of Net Tel or the Tahoe On-Line Stockholders and Tahoe On-Line if there has been a material misrepresentation or material breach of any warranty or covenant by the other party; or (3) by either the Directors of Net Tel or the Tahoe On-Line Stockholders and Tahoe On-Line if the Closing shall not have taken place, unless adjourned to a later date by mutual consent in writing, by the date fixed in Section 2.

                                Section 10

                          Survival and Indemnity

          10.1 Survival of Representations, Warranties, Covenants and Agreements. The representations, warranties, covenants and agreements contained herein shall survive the Closing without regard to any action taken pursuant to this Plan, including without limitation, any investigation made by the party asserting any breach thereof, and shall continue in full force and effect for three years after the Closing.

          10.2 Indemnity from Net Tel and the Net Tel Subsidiary.
Net Tel and the Net Tel Subsidiary agree to indemnify and hold
Tahoe On-Line and the Tahoe On-Line Stockholders harmless against and in respect of:

          (a) Any damage, liability, deficiency, loss, cost, expense or claim arising out of or resulting from
               (i) any defect in title, (ii) any
               misrepresentation or omission by Net Tel or the Net Tel Subsidiary herein or in any exhibit hereto, (iii) any materially misleading information furnished by Net Tel or the Net Tel Subsidiary herein or in any exhibit hereto, (iv) any breach by Net Tel or the Net Tel Subsidiary of any representation, warranty or covenant herein or in any exhibit hereto, or (v) any debt or other obligation of Net Tel or the Net Tel Subsidiary existing at or prior to the Closing or arising thereafter in connection with events occurring prior to the Closing (to the extent only that such debt or obligation is attributable to such events prior to the Closing); and

          (b) All reasonable costs and expenses (including reasonable attorneys' fees) incurred by Tahoe On-Line or the Tahoe On-Line Stockholders in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matters indemnified against in this Section 10.2.

          10.3 Indemnity from Tahoe On-Line and Tahoe On-Line
Stockholders. Tahoe On-Line the Tahoe On-Line Stockholders agree to indemnify and hold Net Tel and the Net Tel Subsidiary harmless from and against and in respect of:

          (a) Any damage, liability, deficiency, loss, cost, expense or claim arising out of or resulting from
               (i) the breach of any representation, warranty or covenant by Tahoe On-Line or the Tahoe On-Line Stockholders herein or in any exhibit hereto (ii) any misrepresentation or omission by Tahoe On-Line or the Tahoe On-Line Stockholders herein or in any exhibit hereto or (iii) any materially misleading information furnished by Tahoe On-Line or the Tahoe On-Line Stockholders herein or in any exhibit hereto; and

          (b) All reasonable costs and expenses (including reasonable attorneys' fees) incurred by Net Tel and the Net Tel Subsidiary in connection with any action, suit, proceeding, demand, assessment, or judgment incident to any of the matters indemnified against in this Section 10.3.

          10.4 Not Exclusive Remedy. Any right of indemnity of any party pursuant to this Section 10 shall be in addition to and shall not operate as a limitation on any other right to indemnity of such party pursuant to this Plan, any other document or instrument executed in connection with the consummation of the transaction contemplated hereby, or otherwise.

                                Section 11

                            General Provisions

          11.1 Further Assurances. At any time, and from time to time, after the Closing, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Plan.

          11.2 Waiver. Any failure on the part of any party hereto to comply with any of their respective obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

          11.3 Brokers. Except as otherwise shown in Exhibit I, each party represents to the other parties hereunder that no broker or finder has acted for them in connection with this Plan, and agrees to indemnify and hold harmless the other parties against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by either of them.
          11.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested, as follows:

          If to Net Tel:      Michael W. Gorts
                              8170 West Sahara Avenue, Suite 203
                              Las Vegas, Nevada 89117

          With a copy to:     Leonard W. Burningham, Esq.
                              455 East 500 South, Suite 205
                              Salt Lake City, Utah 84111

          If to Tahoe On-Line P.O. Box 6887
          or its              Stateline, Nevada 89449
          Stockholders:

          11.5 Entire Agreement. This Plan constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

          11.6 Headings. The section and subsection headings in this Plan are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Plan.

          11.7 Governing Law. This Plan shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, except to the extent pre-empted by federal law, in which event (and to that extent only), federal law shall govern.

          11.8 Assignment. This Plan shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided however, that any assignment by any party of any rights under this Plan without the prior written consent of the other parties shall be void.

          11.9 Counterparts. This Plan may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          11.10 Default. In the event of default hereunder, the defaulting party shall be liable to the non-defaulting party for all costs and reasonable attorney's fees incurred in the enforcement of any of the provisions hereof.

          11.11 Registration Rights of Tahoe On-Line Stockholders. Unless the Securities and Exchange Commission's proposal to reduce the two year holding period of Rule 144 to one year is effective within one year from the date of the Plan, that Net Tel agree to register the securities being issued under the Plan with the Securities and Exchange Commission, or, at its option, to find an interested party to purchase these securities or to offer to buy this amount of such securities at the then bid price for such shares on the OTC Bulletin Board.

          IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger effective the day and year first above written.


                         NET TELECOMMUNICATIONS,
                         INCORPORATED

                         /s/  Michael W. Gorts, President


                         TAHOE ON-LINE, INC.

                         /s/ Anthony Prestigiacomo, President


                         TAHOE ON-LINE STOCKHOLDERS

                         /s/ Anthony Prestigiacomo

                         /s/ Marilyn Prestigiacomo

                         /s/ Anthony F. Prestigiacomo



                                 EXHIBIT A


                                                 Number of Shares
                            Number of Shares       of  Stock of
                               Owned of           Net Tel to be
Name and Address            Tahoe On-Line    Received in Exchange

Anthony & Marilyn                  1,000               118,182
Prestigiacomo
P.O. Box 314
Genoa, Nevada 89411

Anthony F. Prestigiacomo             100                11,818
P.O. Box 314
Genoa, Nevada 89411                                    _______
                                       Total:          130,000

                                 EXHIBIT B

                   NET TELECOMMUNICATIONS, INCORPORATED

                           FINANCIAL STATEMENTS

                   December 31, 1995, and March 31, 1996

                   See Documents Incorporated by Reference

                                EXHIBIT B-1

                   NET TELECOMMUNICATIONS, INCORPORATED

                           FINANCIAL STATEMENTS
                                (Unaudited)

                               June 30, 1996

                   See Documents Incorporated by Reference

                                 EXHIBIT C

                EXCEPTIONS TO NET TEL FINANCIAL STATEMENTS


          The financial statements of Net Tel for the period ended December 31, 1995, and March 31, 1996, do not reflect the recent Agreement and Plan of Merger (the "Net Tel Nevada Merger") between Net Tel and Net Telecommunications, Incorporated, a Nevada corporation, formerly known as "Long Distance International, Inc." ("Net Tel Nevada" [see the 10-KSB Annual Report of Net Tel for the year ended December 31, 1995, when Net Tel was then named "Silver Ledge, Incorporated"]); however, the unaudited financial statements of Net Tel for the period ended June 30, 1996, do take into account the completion of the Net Tel Nevada Merger. None of the financial statements of Net Tel take into account the completion of the Agreement and Plan of Merger ("Sierra Merger") between Net Tel and Sierra-Net, Inc., a Nevada corporation, pursuant to which an additional 600,000 shares of the "unregistered" and "restricted" common stock of Net Tel were issued to the stockholders of Sierra. Copies of the Net Tel Nevada Merger and the Sierra Merger have been provided to Tahoe On-Line and the Tahoe On-Line Stockholders prior to the Closing of this Plan.

          Further, 500,000 and 450,000 (the 450,000 share amount is presently being negotiated to be reduced to 200,000 shares) "unregistered" and "restricted" shares, respectively, shall be issued to Global Tours, Inc., a Nevada corporation ("Global Tours"), and Las Vegas Reservations, Inc., a Nevada corporation ("Las Vegas Reservations"), pursuant to the Letters of Intent between these respective entities and Net Tel, whereby these entities will become wholly-owned subsidiaries of Net Tel, and all of which were subject to the completion of the merger involving Net Tel Nevada, and are further subject to the execution and delivery of definitive agreements between the
respective parties.   Copies of these Letters of Intent and all
material documentation respecting these entities have been provided to Tahoe On-Line and the Tahoe On-Line Stockholders prior to the Closing under this Plan, together with a copy of the executed Agreement and Plan of Merger between Net Tel and Global Tours, which is set to be completed on or about August 22, 1996; however, no assurance can be given that the Las Vegas Reservations transaction will be completed.



                                 EXHIBIT D


                           SIERRA INTERNET, INC.

                           DBA "TAHOE ON-LINE"

                  BALANCE SHEET FOR PERIOD ENDED JUNE 30, 1996,

                       AND PROFIT AND LOSS STATEMENT

                    FOR JANUARY THROUGH JUNE 30, 1996

BALANCE SHEET
June 30, 1996

ASSETS

Current Assets
   Checking/Savings
      Checking                          $10,353.14
      Petty Cash                            661.06
   Total Checking/savings               $11,014.20

   Accounts Receivable                    5,759.11

Total Current Assets                    $16,773.31

TOTAL ASSETS                            $16,773.31

LIABILITIES & EQUITY

    Equity
      Owners Equity                     $ 8,000.00
      Retained Earnings                 $ 3,099.82
      Net Income                        $ 5,673.49
    Total Equity                        $16,773.31

TOTAL LIABILITIES & EQUITY              $16,773.31

PROFIT AND LOSS
January through June 30, 1996

ORDINARY INCOME/EXPENSES

    INCOME
       Sales                            $90,396.00

    TOTAL INCOME                        $90,396.00

GROSS PROFIT                            $90,396.00

Expenses
    Acct/Mngt                           $11,329.77
    Advertising                             493.92
    Automobile Expenses                     328.37
    Bank Service Charges                  1,419.44
    Commission                            1,639.00
    Consulting Fees                       2,722.55
    Contributions                            95.00
    Customer Returns                      1,580.00
    Data Port                             8,700.00
    Dues and Subscriptions                  145.40
    Equipment Purchase                   21,582.33
    Freight Expenses                         11.25
    Insurance
       Medical                 2411.74
       Other                    788.00
    Total Insurance                       3,199.74
    Office Supplies                       2,922.56
    Owner Draw                           18,000.00
    Postage and Delivery                    122.44
    Professional Fees-accounting            681.00
    Rent                                    875.00
    Supplies-Office                         301.00
    Taxes-property                           51.91
    Telephone                             7,542.14
    Travel & Entertainment
       Entertainment            493.16
       Meals                     33.81
       Travel                   532.66
    Total Travel & Entertainment          1,059.63

TOTAL EXPENSES                          $84,802.45

NET ORDINARY INCOME                      $5,593.55

OTHER INCOME
    Interest Income                      $   79.94

TOTAL OTHER INCOME                       $   79.94

NET INCOME                               $5,673.49



                                 EXHIBIT E

          None.



                                 EXHIBIT F


Net Telecommunications, Incorporated
8170 West Sahara Avenue, Suite 203
Las Vegas, Nevada  89117

Fidelity Stock Transfer Company
1800 South West Temple, Suite 301
Salt Lake City, Utah 84115

Re:            Exchange of shares of Sierra
               Internet, Inc., a Nevada
               corporation dba "Tahoe On-Line"
               ("Tahoe On-Line"), for shares of
               Net Telecommunications,
               Incorporated, a Nevada corporation
               ("Net Tel or the "Company")

Gentlemen:

          Pursuant to that certain Agreement and Plan of Merger (the "Plan") between the undersigned, Tahoe On-line, Net Tel, and the Net Tel Subsidiary, I acknowledge that I have approved this exchange; that I am aware of all of the terms and conditions of the Plan; that I have received and personally reviewed a copy of the Plan; the Annual Report on Form 10-KSB of Net Tel for the year ended December 31, 1995, and its Form 10-QSB for the quarter ended June 30, 1996; the 8-K Current Reports respecting the Net Tel Merger and the Sierra Merger; the Agreement and Plan of Merger and related exhibits involving Global Tours, Inc., and all information regarding certain proposed acquisitions or mergers of Net Tel; and I represent and warrant that no director or executive officer of the Company or any associate of either has solicited this exchange; that I am an "accredited investor" as that term is known under the Rules and Regulations of the Securities and Exchange Commission (see Exhibit "A" hereto); and/or I represent and warrant that I have sufficient knowledge and experience to understand the nature of the exchange, and I am fully capable of bearing the economic risk of the loss of my entire cost basis in the shares of Tahoe On-Line being exchanged.

          I understand that you have and will make books and records of your Company available to me for my inspection in connection with the contemplated exchange of my shares, and that I have been encouraged to review the information and ask any questions I may have concerning the information of any director or executive officer of the Company whose addresses are listed in the aforesaid Annual Report, or of the legal and accounting firms for the Company. I understand that the accounting firm for Net Tel is Jones, Jensen & Co., Certified Public Accountants, 349 South 200 East, Salt Lake City, Utah 84111; Telephone #801-328-4408; or Dave Thomson, CPA, 1980 South 300 West, Salt Lake City, Utah 84101, Telephone #801-328-3900; and that legal counsel for Net Tel is Leonard W. Burningham, Esq., Suite 205, Hermes Building, 455 East 500 South, Salt Lake City, Utah 84111, Telephone #801-363-7411.

          I further understand that I must bear the economic risk of ownership of any of the Net Tel shares for a long period of time, the minimum of which will be two (2) years, as these shares are "unregistered" shares and may not be sold unless any subsequent offer or sale is registered with the United States Securities and Exchange Commission or is otherwise exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), or other applicable securities laws, rules and regulations.

          I intend that you rely on all of my representations made herein and those in the personal questionnaire (if applicable) I provided to Net Tel for use by Net Tel as they are being made to induce you to issue me the shares of Net Tel under the Plan, and I further represent (of my personal knowledge or by virtue of my reliance on one or more personal representatives), and agree as follows, to-wit:

          1. That the shares being acquired are being received for investment purposes and not with a view toward further distribution;

          2. That I have a full and complete understanding of the phrase "for investment purposes and not with a view toward further distribution";

          3. That I understand the meaning of "unregistered shares" and know that they are not freely tradeable;

          4. That any stock certificate issued by you to me in connection with the shares being acquired shall be imprinted with a legend restricting the sale, assignment, hypothecation or other disposition unless it can be made in accordance with applicable laws, rules and regulations;

          5. I agree that the stock transfer records of your Company shall reflect that I have requested the Company not to effect any transfer of any stock certificate representing any of the shares being acquired unless I shall first have obtained an opinion of legal counsel to the effect that the shares may be sold in accordance with applicable laws, rules and regulations, and I understand that any opinion must be from legal counsel satisfactory to the Company and, regardless of any opinion, I understand that the exemption covered by any opinion must in fact be applicable to the shares;

          6. That I shall not sell, offer to sell, transfer, assign, hypothecate or make any other disposition of any interest in the shares being acquired except as may be pursuant to any applicable laws, rules and regulations;

          7. I fully understand that my shares which are being exchanged for shares of the Company are "risk capital," and I am fully capable of bearing the economic risks attendant to this investment, without qualification; and

          8. I also understand that without approval of counsel for Net Tel, all shares of Net Tel to be issued and delivered to me in exchange for my shares of Sierra Internet, Inc. shall be represented by one stock certificate only and which such stock certificate shall be imprinted with the following legend or a reasonable facsimile thereof on the front and reverse sides thereof:

          The shares of stock represented by this
          certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Act.

          Any request for more than one stock certificate must be accompanied by a letter signed by the requesting stockholder setting forth all relevant facts relating to the request. Net Tel will attempt to accommodate any stockholders' request where Net Tel views the request is made for valid business or personal reasons so long as in the sole discretion of Net Tel, the granting of the request will not facilitate a "public" distribution of unregistered shares of common voting stock of Net Tel.

          You are requested and instructed to issue a stock certificate as follows, to-wit:

118,182 Shares
Anthony Prestigiacomo and Marilyn Presitgiacomo JTRS
P. O. Box 314
Genoa, Nevada 89411


11,818 shares
Anthony F. Prestigiacomo
P. O. Box 314
Genoa, Nevada 89411


Dated August 24, 1996

                                 by:/ss/Anthony Prestigiacomo
                                 ------------------------------
                                 /ss/Marilyn Prestigiacomo
                                 ------------------------------
                                 by:/ss/Anthony F. Prestigiacomo
                                 -------------------------------



                                 EXHIBIT G

                    CERTIFICATE OF OFFICER PURSUANT TO

                       AGREEMENT AND PLAN OF MERGER


          The undersigned, the President of Net
Telecommunications, Incorporated, a Nevada corporation ("Net Tel"), represents and warrants the following as required by the Agreement and Plan of Merger (the "Plan") between Net Tel, the Net Tel Subsidiary, Sierra Internet, Inc., a Nevada corporation dba "Tahoe On-Line" ("Tahoe On-Line"), and the stockholders of Tahoe On-line (the "Tahoe On-Line Stockholders"):

          1. That he is the President of Net Tel and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to Tahoe On-Line and the Tahoe On-Line
Stockholders.

          2. Based on his personal knowledge, information, belief and opinions of counsel for Net Tel regarding the Plan:

              (i) All representations and warranties of Net Tel contained within the Plan are true and correct;

             (ii)   Net Tel has complied with all terms and
                    provisions required of it pursuant to the Plan; and

            (iii) There have been no material adverse changes in the financial position of Net Tel as set forth in its financial statements for the periods ended December 31, 1995, March 31, 1996, and June 30, 1996, except as set forth in Exhibit C to the Plan.


                         NET TELECOMMUNICATIONS, INCORPORATED


                         By:/ss/Michael W. Gorts
                         -------------------------
                         President


                                 EXHIBIT H


                    CERTIFICATE OF OFFICER PURSUANT TO

                       AGREEMENT AND PLAN OF MERGER


          The undersigned, the President of Sierra Internet, Inc., a Nevada corporation dba "Tahoe On-Line" ("Tahoe On-Line"), represents and warrants the following as required by the Agreement and Plan of Merger (the "Plan") between Tahoe On-Line, the stockholders of Tahoe On-Line (the "Tahoe On-Line Stockholders") and Net Telecommunications, Incorporated, a Nevada corporation ("Net Tel"), and the Net Tel Subsidiary:

          1. That he is the President of Tahoe On-Line and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to Net Tel.

          2. Based on his personal knowledge, information, belief:

              (i)   All representations and warranties of Tahoe
                    On-Line contained within the Plan are true and correct;

             (ii) Tahoe On-Line has complied with all terms and provisions required of it pursuant to the Plan; and

            (iii) There have been no material adverse changes in the financial position of Tahoe On-Line as set forth in its profit and loss statement for the period beginning January and ended December 31, 1995, except as set forth in Exhibit E to the Plan.


                              SIERRA INTERNET, INC.


                              By:/ss/Anthony Prestigiacomo
                              ------------------------------
                              President



                              By:/ss/Anthony Prestigiacomo
                              ------------------------------
                              Individually

                                 EXHIBIT I

                                  Finders


          None.


                       AGREEMENT AND PLAN OF MERGER


          THIS AGREEMENT AND PLAN OF MERGER (the "Plan") is made this 26th day of August, 1996, by and between Net Telecommunications, Incorporated, a Nevada corporation ("Net Tel"); a wholly-owned subsidiary to be formed by Net Tel (the "Net Tel Subsidiary"); Global Tours, Inc., a Nevada corporation ("Global Tours"); and the persons listed in Exhibit A hereof, who are the owners of record of all of the outstanding securities of Global Tours (the "Global Tours Stockholders");

                           W I T N E S S E T H :

          WHEREAS, the respective Boards of Directors of Net Tel and Global Tours have adopted certain resolutions whereby the Net Tel Subsidiary and Global Tours will merge in a "forward triangular merger" pursuant to the provisions of Sections 368(a)(1) and 368(a)(2)(D) of the Internal Revenue Code and the applicable provisions of the Nevada Revised Statutes, and whereby the Global Tours Stockholders will receive shares of common stock of Net Tel in consideration of such merger; and

          WHEREAS, the Net Tel Subsidiary shall be the surviving corporation under the merger, as contemplated by this Plan;

          NOW, THEREFORE, in consideration of the premises and the mutual representations, covenants and agreements herein, the parties hereto do hereby agree as follows, to-wit:

                                 Section 1

                              Plan of Merger

          1.1 Merger and Surviving Corporation. Global Tours will merge into the Net Tel Subsidiary, with the Net Tel Subsidiary being the "Surviving Corporation"; the separate existence of Global Tours shall cease, and the name of the Surviving Corporation shall become "Global Tours, Inc." Until amended, modified or otherwise altered, the Articles of Incorporation of the Net Tel Subsidiary shall continue to be the Articles of Incorporation of the Surviving Corporation; and the Bylaws of the Net Tel Subsidiary shall continue to be the Bylaws of the Surviving Corporation.

          1.2 Share Conversion. Each outstanding or subscribed share of common stock of Global Tours (the "Global Tours Shares") shall, upon the effective date of the Plan, be converted into
322.580645 shares of common stock of Net Tel, amounting to 500,000 shares in the aggregate, as outlined in Exhibit A; all fractional shares shall be rounded to the nearest whole share.


          1.3 Survivor's Succession to Corporate Rights. The Surviving Corporation shall thereupon and thereafter possess all rights, privileges, powers and franchises of a public as well of a private nature, and be subject to all of the restrictions, disabilities and duties of Global Tours; and all and singular, the rights, privileges, powers and franchises of Global Tours, and all property, real, personal and mixed, and all debts due to Global Tours on whatever account, as well for stock subscriptions as all other things in action or belonging to Global Tours shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of Global Tours, and the title to any real estate vested by deed or otherwise in Global Tours shall not revert or be in any way impaired by reason of the Plan; but all rights of creditors and all liens upon any property of Global Tours shall be preserved unimpaired, and all debts, liabilities and duties of Global Tours shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

          1.4 Survivor's Succession to Corporate Acts, Plans, Contracts, etc. All corporate acts, plans, policies, contracts, approvals and authorizations of Global Tours and its stockholders, its Board of Directors, committees elected or appointed by the Board of Directors, officers and agents, which were valid and effective immediately prior to the effective time of the Plan, shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to Global Tours. The employees of Global Tours shall become the employees of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees of Global Tours.

          1.5 Survivor's Rights to Assets, Liabilities, Reserves, etc. The assets, liabilities, reserves and accounts of Global Tours shall be recorded on the books of the Surviving Corporation at the amounts at which they, respectively, shall then be carried on the books of Global Tours, subject to such adjustments or eliminations of intercompany items as may be appropriate in giving effect to the Plan.

          1.6 Resignations of Present Directors and Executive Officers of the Surviving Corporation and Designation of New Directors and Executive Officers. On Closing, with the exception of Michael W. Gorts, the present directors and executive officers of the Net Tel Subsidiary shall resign, in seriatim, and designate the directors and executive officers of Global Tours to serve in their place and stead, until the next respective annual meetings of the stockholders and Board of Directors of Net Tel and the Surviving Corporation, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations. Not less than one member of the Board of Directors of Net Tel shall serve on the Board of Directors of the Surviving Corporation at all times.

          1.7 Principal Office. The principal executive office of the Surviving Corporation shall be located at 8170 West Sahara Avenue, Suite 203, Las Vegas, Nevada 89117. The Surviving Corporation shall also maintain a registered office in the State of Nevada at the same address. The Surviving Corporation shall also maintain an executive office at 3595 South Polaris, Suite 102, Las Vegas, Nevada 89103.

          1.8 Adoption. The Plan shall be adopted by the Board of Directors of Net Tel as the sole stockholder of the Net Tel
Subsidiary, and by all of the Global Tours Stockholders.

          1.9 Dissenters' Rights and Notification. As the Plan requires the affirmative vote of all of the outstanding voting securities of the Net Tel Subsidiary and Global Tours, and the Nevada Revised Statutes do not require a vote of Net Tel stockholders, dissenters' rights are not applicable under the Plan;

          1.10 Delivery of Certificates by the Global Tours Stockholders. The transfer of the Global Tours Shares by the Global Tours Stockholders shall be effected by the delivery to Net Tel or its transfer agent of certificates representing the Global Tours Shares endorsed in blank or accompanied by stock powers executed in blank, with all signatures witnessed or guaranteed to the satisfaction of Net Tel and the Net Tel Subsidiary and with any necessary transfer taxes and other revenue stamps affixed and acquired at the expense of the Global Tours Stockholders, and on receipt thereof to the satisfaction of the Surviving Corporation, stock certificates representing shares in Net Tel as outlined in Exhibit A shall be issued and delivered to the Global Tours Stockholders; as a condition to the exchange of the Global Tours Shares, Net Tel and the Surviving Corporation shall require the Global Tours Stockholders to execute and deliver and Investment Letter as outlined in Section 4.12 hereof, acknowledging, among other things, that the shares of Net Tel to be received in exchange for the Global Tours Shares are "unregistered" and "restricted" securities which have not been registered with the Securities and Exchange Commission or any state regulatory agency, and which must be so registered prior to public sale by the Global Tours Stockholders, unless an exemption from such registration is available for any such sale.

          1.11 Further Assurances. At the Closing and from time to time thereafter, the parties shall execute such additional instruments and take such other action as may be reasonably required or necessary to carry out the terms and provisions hereof.

          1.12 Effective Date. The Effective Date of the Plan shall be the date when the Articles of Merger are filed and accepted by the Secretary of State of the State of Nevada and at such time as all applicable provisions of the Nevada Revised Statutes have been met.

                                 Section 2

                                  Closing

          The Closing contemplated by Section 1.1 shall be held at the principal executive offices of the Surviving Corporation as outlined in Section 1.7 hereof, not later than ten days following the date of this Plan, unless another place or time is agreed upon in writing by the parties. The Closing may be accomplished by wire, express mail or other courier service, conference telephone communications or as otherwise agreed by the respective parties or their duly authorized representatives.

                                 Section 3

         Representations and Warranties of Net Tel and the Net Tel
Subsidiary

          Net Tel and the Net Tel Subsidiary represent and warrant to, and covenant with, the Global Tours Stockholders and Global
Tours as follows:

          3.1 Corporate Status. Net Tel is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary. Net Tel is a publicly held company, having lawfully offered and sold a portion of its securities to residents of the State of Utah pursuant to an Application of Registration of Securities filed with the Utah Securities Division, and an S-18 Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended; Net Tel is "current" in the filing of all reports required to be filed by it with the Securities and Exchange Commission, copies of which have been delivered to the Global Tours Stockholders and Global Tours, and which such reports are true and correct in every material respect; and the securities of Net Tel are currently listed on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. (the "NASD").

          The Net Tel Subsidiary will be organized under the laws of the State of Nevada immediately following the execution and delivery of this Plan, by the filing of the Articles of Incorporation attached hereto as Exhibit B.

          3.2 Capitalization. The authorized capital stock of Net Tel consists of 50,000,000 shares of common voting stock, having a par value of $0.001 per share, of which approximately 8,600,000 shares are outstanding, all fully paid and non-assessable; except as may be provided herein, there are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued capital stock of Net Tel.

          The capitalization of the Net Tel Subsidiary shall be as set forth in Exhibit B, and except as provided in this Plan, there are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued capital stock of the Net Tel Subsidiary.

          3.3 Financial Statements. The audited financial statements of Net Tel furnished to the Global Tours Stockholders and Global Tours, consisting of a balance sheet dated December 31, 1995, and a related statement of income for the period then ended, attached hereto as Exhibit C and incorporated herein by reference, and an unaudited balance sheet and income statement for the period ended June 30, 1996, attached hereto as Exhibit C-1 and incorporated herein by reference, are correct and fairly present the financial condition of Net Tel at such dates and for the periods involved; such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein, except as indicated in Exhibit D, which is attached hereto and incorporated herein by reference. Such financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

          3.4 Undisclosed Liabilities. Net Tel has no liabilities of any nature except to the extent reflected or reserved against in its balance sheets, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, except as set forth in Exhibit D.

          3.5 Interim Changes. Since the date of its balance sheets, except as set forth in Exhibit D, there have been no (1) changes in financial condition, assets, liabilities or business of Net Tel which, in the aggregate, have been materially adverse; (2) damages, destruction or losses of or to property of Net Tel, payments of any dividend or other distribution in respect of any class of stock of Net Tel, or any direct or indirect redemption, purchase or other acquisition of any class of any such stock; or
(3) increases paid or agreed to in the compensation, retirement benefits or other commitments to employees.

          3.6 Title to Property. Net Tel has good and marketable title to all properties and assets, real and personal, reflected in its balance sheets, and the properties and assets of Net Tel are subject to no mortgage, pledge, lien or encumbrance, except for liens shown therein or in Exhibit D, with respect to which no default exists.

          3.7 Litigation. There is no litigation or proceeding pending, or to the knowledge of Net Tel, threatened, against or relating to Net Tel, its properties or business, except as set forth in Exhibit D. Further, no officer, director or person who may be deemed to be an affiliate of Net Tel is party to any material legal proceeding which could have an adverse effect on the Company (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to Net Tel.

          3.8 Books and Records. From the date of this Plan to the Closing, Net Tel will (1) give to the Global Tours Stockholders and Global Tours or their respective representatives full access during normal business hours to all of its offices, books, records, contracts and other corporate documents and properties so that the Global Tours Stockholders and Global Tours or their respective representatives may inspect and audit them; and (2) furnish such information concerning the properties and affairs of Net Tel as the Global Tours Stockholders and Global Tours or their respective representatives may reasonably request.

          3.9 Tax Returns. Net Tel has filed all federal and state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

          3.10 Confidentiality. Until the Closing (and thereafter if there is no Closing), Net Tel and its representatives will keep confidential any information which they obtain from the Global Tours Stockholders or from Global Tours concerning the properties, assets and business of Global Tours . If the transactions contemplated by this Plan are not consummated by August 23, 1996, Net Tel will return to Global Tours all written matter with respect to Global Tours obtained by Net Tel in connection with the negotiation or consummation of this Plan.

          3.11 Corporate Authority. Net Tel has full corporate power and authority to enter into this Plan and to carry out its obligations hereunder and will deliver to the Global Tours Stockholders and Global Tours or their respective representatives at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Plan by its officers and performance thereunder.

          3.12 Due Authorization.   The execution of this Plan and
performance by Net Tel hereunder has been duly authorized by all requisite corporate action on the part of Net Tel, and this Plan constitutes a valid and binding obligation of Net Tel and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of Net Tel.

          3.13 Environmental Matters. Net Tel has no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien or action, or of any cause for any such lien or action.

          3.14 Access to Information Regarding Global Tours.
     Net Tel and the Net Tel Subsidiary acknowledge that they have been delivered copies of what has been represented to be documentation containing all material information respecting Global Tours and its present and contemplated business operations, potential acquisitions, management and other factors; that they have had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with their legal counsel, directors and executive officers; that they have had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of Global Tours, and with the legal and accounting firms of Global Tours, with respect to such documentation; and that to the extent requested, all questions raised have been answered to their complete satisfaction.

                                 Section 4

     Representations, Warranties and Covenants of Global Tours and the Global Tours Stockholders

          Global Tours and the Global Tours Stockholders represent and warrant to, and covenant with, Net Tel and the Net Tel
Subsidiary as follows:

          4.1 Global Tours Shares. The Global Tours Stockholders are the record and beneficial owners of the Global Tours Shares, free and clear of adverse claims of third parties; and Exhibit A correctly sets forth the name, address and number of Global Tours Shares owned by the Global Tours Stockholders.

          4.2 Corporate Status. Global Tours is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

          4.3 Capitalization. The authorized capital stock of Global Tours consists of 25,000 shares of common voting stock with no par value per share, of which 1,550 shares are issued and outstanding, all fully paid and non-assessable; except as may be provided herein, there are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued capital stock of Global Tours.

          4.4 Financial Statements. The unaudited financial statements of Global Tours furnished to Net Tel, consisting of a balance sheet for the year ended December 31, 1995, and a profit and loss statement for the period then ended, attached hereto as Exhibit E and incorporated herein by reference, are correct and fairly present the financial condition of Global Tours at such dates and for the periods involved; such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein, except as indicated in Exhibit F, which is attached hereto and incorporated herein by reference. Such financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

          4.5 Undisclosed Liabilities. Global Tours has no material liabilities of any nature except to the extent reflected or reserved against in the balance sheet, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, except as set forth in Exhibit F.

          4.6 Interim Changes. Since the date of its balance sheet, except as set forth in Exhibit F, there have been no (1) changes in the financial condition, assets, liabilities or business of Global Tours which, in the aggregate, have been materially adverse; (2) damages, destruction or loss of or to the property of Global Tours, payment of any dividend or other distribution in respect of the capital stock of Global Tours, or any direct or indirect redemption, purchase or other acquisition of any such stock; or (3) increases paid or agreed to in the compensation, retirement benefits or other commitments to employees.

          4.7 Title to Property. Global Tours has good and marketable title to all properties and assets, real and personal, proprietary or otherwise, reflected in its balance sheet, and the properties and assets of Global Tours are subject to no mortgage, pledge, lien or encumbrance, except for liens shown therein or in Exhibit F, with respect to which no default exists.

          4.8 Litigation. There is no litigation or proceeding pending, or to the knowledge of Global Tours, threatened, against or relating to Global Tours, its properties or business, except as set forth in Exhibit F. Further, no officer, director or person who may be deemed to be an affiliate of Global Tours is party to any material legal proceeding which could have an adverse effect on Global Tours (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to Global Tours.

          4.9 Books and Records. From the date of this Plan to the Closing, the Global Tours Stockholders will cause Global Tours to (1) give to Net Tel and its representatives full access during normal business hours to all of its offices, books, records, contracts and other corporate documents and properties so that Net Tel may inspect and audit them; and (2) furnish such information concerning the properties and affairs of Global Tours as Net Tel may reasonably request.

          4.10 Tax Returns. Global Tours has filed all federal and state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

          4.11 Confidentiality. Until the Closing (and continuously if there is no Closing), the Global Tours Stockholders and Global Tours and their respective representatives will keep confidential any information which they obtain from Net Tel concerning its properties, assets and business. If the transactions contemplated by this Plan are not consummated by August 23, 1996, the Global Tours Stockholders and Global Tours will return to Net Tel all written matter with respect to Net Tel obtained by them in connection with the negotiation or consummation of this Plan.

          4.12 Investment Intent. The Global Tours Stockholders are acquiring the shares to be delivered to them under this Plan for investment and not with a view to the sale or distribution thereof, and the Global Tours Stockholders have no commitment or present intention to dispose of the Net Tel common stock being received under the Plan. The Global Tours Stockholders shall execute and deliver to Net Tel, as a condition to the Closing, an Investment Letter attached hereto as Exhibit G and incorporated herein by reference.

          4.13 Corporate Authority. Global Tours has full corporate power and authority to enter into this Plan and to carry out its obligations hereunder and will deliver to Net Tel or its representatives at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Plan by its officers and performance thereunder.

          4.14 Due Authorization. The execution of this Plan and performance by Global Tours hereunder have been duly authorized by all requisite corporate action on the part of Global Tours, and this Plan constitutes a valid and binding obligation of Global Tours and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of Global Tours.

          4.15 Environmental Matters. Global Tours has no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien or action, or of any cause for any such lien or action.

          4.16 Access to Information Regarding Net Tel. The Global Tours Stockholders and Global Tours acknowledge that they have been delivered copies of what has been represented to be documentation containing all material information respecting Net Tel and its present and contemplated business operations, management and other factors, all in the form of annual and quarterly reports filed by Net Tel with the Securities and Exchange Commission; that they have had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with their legal counsel, directors and executive officers; that they have had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of Net Tel, and with the legal and accounting firms of Net Tel, with respect to such documentation; and that to the extent requested, all questions raised have been answered to their complete satisfaction.

                                 Section 5

                Conduct of Global Tours Pending the Closing

          Except as otherwise provided herein, Global Tours and the Global Tours Stockholders agree that Global Tours will conduct itself in the following manner pending the Closing:

          5.1 Certificate of Incorporation and Bylaws. No change will be made in the Certificate of Incorporation or Bylaws of Global Tours.

          5.2 Capitalization, etc. Global Tours will not make any change in its authorized or issued shares of any class, declare or pay any dividend or other distribution, or issue, encumber, purchase or otherwise acquire any of its shares of any class.

          5.3 Conduct of Business. Global Tours will use its best efforts to maintain and preserve its business organization, employee relationships and good will intact, and will not, without the written consent of Net Tel, enter into any material commitments except in the ordinary course of business.


                                 Section 6

                  Conduct of Net Tel Pending the Closing

          Except as otherwise provided herein, Net Tel and the Net Tel Subsidiary agree that Net Tel will conduct itself in the following manner pending the Closing:

          6.1 Certificate of Incorporation and Bylaws. No change will be made in the Certificate of Incorporation or Bylaws of Net
Tel.

          6.2 Capitalization, etc. Net Tel will not make any change in its authorized or issued shares, declare or pay any dividend or other distribution, or issue, encumber, purchase or otherwise acquire any of its shares of any class.

          6.3 Conduct of Business. Net Tel will use its best efforts to maintain and preserve its business organization, employee relationships and good will intact, and will not, without the written consent of Global Tours, enter into any material commitments except in the ordinary course of business.

                                 Section 7

          Conditions Precedent to Obligations of the Global Tours
Stockholders and Global Tours

          All obligations of the Global Tours Stockholders and Global Tours under this Plan are subject, at their option, to the fulfillment, before or at the Closing, of each of the following conditions:

          7.1 Representations and Warranties True at Closing. The representations and warranties of Net Tel and the Net Tel
Subsidiary contained in this Plan shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

          7.2 Due Performance. Net Tel and the Net Tel Subsidiary shall have performed and complied with all the terms and conditions required by this Plan to be performed or complied with by them before the Closing.

          7.3 Officers' Certificate. Global Tours and the Global Tours Stockholders shall have been furnished with a certificate signed by the President Net Tel, attached hereto as Exhibit H and incorporated herein by reference, dated as of the Closing, certifying (1) to the effects set out in Sections 6.1 and 6.2; and
(2) that since the date of the financial statements (Exhibits C and C-1 hereto), there has been no material adverse change in the financial condition, business or properties of Net Tel, taken as a whole.

          7.4 Opinion of Counsel of Net Tel. The Global Tours Stockholders and Global Tours shall have received an opinion of counsel for Net Tel, dated as of the Closing, to the effect that
(1) the representations of Sections 3.1, 3.2 and 3.12 are correct;
(2) except as specified in the opinion, counsel knows of no inaccuracy in the representations in 3.5, 3.6 or 3.7; and (3) the shares of Net Tel to be issued to the Global Tours Stockholders under this Plan will, when so issued, be validly issued, fully paid and non-assessable.

                                 Section 8

              Conditions Precedent to Obligations of Net Tel

          All obligations of Net Tel and the Net Tel Subsidiary under this Plan are subject, at their option, to the fulfillment, before or at the Closing, of each of the following conditions:

          8.1 Representations and Warranties True at Closing. The representations and warranties of Global Tours and the Global Tours Stockholders contained in this Plan shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

          8.2 Due Performance. The Global Tours Stockholders and Global Tours shall have performed and complied with all the terms and conditions required by this Plan to be performed or complied with by them before the Closing.

          8.3 Officers' and Stockholders' Certificate. Net Tel shall have been furnished with a certificate signed by the President of Global Tours and the Global Tours Stockholders, attached hereto as Exhibit I and incorporated herein by reference, dated as of the Closing, certifying (1) to the effects set out in Sections 5.1 and 5.2; and (2) that since the date of the financial statements (Exhibit E), there has been no material adverse change in the financial condition, business or properties of Global Tours taken as a whole.

          8.4 Opinion of Counsel of Global Tours. Net Tel shall have received an opinion of counsel for Global Tours, dated as of the Closing, to the effect that (1) the representations of Sections 4.2, 4.3 and 4.14 are correct; (2) except as specified in the opinion, counsel knows of no inaccuracy in the representations in 4.6, 4.7 or 4.8; and (3) the Global Tours Shares to be delivered to Net Tel under this Plan will, when so delivered, have been validly issued, fully paid and non-assessable, and will be free and clear of any liens or encumbrances.

          8.5 Books and Records. The Global Tours Stockholders or the Board of Directors of Global Tours shall have caused Global Tours to make available all books and records of Global Tours, including minute books and stock transfer records; provided, however, only to the extent requested in writing by Net Tel at Closing.


          8.6 Acceptance by Stockholders. The terms of this Plan shall have been approved by the Global Tours Stockholders as evidenced by their signatures on Exhibit G and on the signature page hereof.

                                 Section 9

                                Termination

          Prior to Closing, this Plan may be terminated (1) by mutual consent in writing; (2) by either the Directors of Net Tel or the Global Tours Stockholders and Global Tours if there has been a material misrepresentation or material breach of any warranty or covenant by the other party; or (3) by either the Directors of Net Tel or the Global Tours Stockholders and Global Tours if the Closing shall not have taken place, unless adjourned to a later date by mutual consent in writing, by the date fixed in Section 2.

                                Section 10

                          Survival and Indemnity

          10.1 Survival of Representations, Warranties, Covenants and Agreements. The representations, warranties, covenants and agreements contained herein shall survive the Closing without regard to any action taken pursuant to this Plan, including without limitation, any investigation made by the party asserting any breach thereof, and shall continue in full force and effect for three years after the Closing.

          10.2 Indemnity from Net Tel and the Net Tel Subsidiary.
Net Tel and the Net Tel Subsidiary agree to indemnify and hold
Global Tours and the Global Tours Stockholders harmless against and in respect of:

          (a) Any damage, liability, deficiency, loss, cost, expense or claim arising out of or resulting from
               (i) any defect in title, (ii) any misrepresentation or omission by Net Tel or the Net Tel Subsidiary herein or in any exhibit hereto, (iii) any materially misleading information furnished by Net Tel or the Net Tel Subsidiary herein or in any exhibit hereto, (iv) any breach by Net Tel or the Net Tel Subsidiary of any representation, warranty or covenant herein or in any exhibit hereto, or (v) any debt or other obligation of Net Tel or the Net Tel Subsidiary existing at or prior to the Closing or arising thereafter in connection with events occurring prior to the Closing (to the extent only that such debt or obligation is attributable to such events prior to the Closing); and

          (b) All reasonable costs and expenses (including reasonable attorneys' fees) incurred by Global Tours or the Global Tours Stockholders in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matters indemnified against in this Section 10.2.

          10.3 Indemnity from Global Tours and Global Tours
Stockholders. Global Tours the Global Tours Stockholders agree to indemnify and hold Net Tel and the Net Tel Subsidiary harmless from and against and in respect of:

          (a) Any damage, liability, deficiency, loss, cost, expense or claim arising out of or resulting from
               (i) the breach of any representation, warranty or covenant by Global Tours or the Global Tours Stockholders herein or in any exhibit hereto (ii) any misrepresentation or omission by Global Tours or the Global Tours Stockholders herein or in any exhibit hereto or (iii) any materially misleading information furnished by Global Tours or the Global Tours Stockholders herein or in any exhibit hereto; and

          (b) All reasonable costs and expenses (including reasonable attorneys' fees) incurred by Net Tel and the Net Tel Subsidiary in connection with any action, suit, proceeding, demand, assessment, or judgment incident to any of the matters indemnified against in this Section 10.3.

          10.4 Not Exclusive Remedy. Any right of indemnity of any party pursuant to this Section 10 shall be in addition to and shall not operate as a limitation on any other right to indemnity of such party pursuant to this Plan, any other document or instrument executed in connection with the consummation of the transaction contemplated hereby, or otherwise.

                                Section 11

                            General Provisions

          11.1 Further Assurances. At any time, and from time to time, after the Closing, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Plan.

          11.2 Waiver. Any failure on the part of any party hereto to comply with any of their respective obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

          11.3 Brokers. Except as otherwise shown in Exhibit J, each party represents to the other parties hereunder that no broker or finder has acted for them in connection with this Plan, and agrees to indemnify and hold harmless the other parties against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by either of them.

          11.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested, as follows:

          If to Net Tel:      Michael W. Gorts
                              8170 West Sahara Avenue, Suite 203
                              Las Vegas, Nevada 89117

          With a copy to:     Leonard W. Burningham, Esq.
                              455 East 500 South, Suite 205
                              Salt Lake City, Utah 84111

          If to Global Tours  3595 South Polaris, Suite 102
          or the Global Tours Las Vegas, Nevada 89103
          Stockholders:

          11.5 Entire Agreement. This Plan constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

          11.6 Headings. The section and subsection headings in this Plan are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Plan.

          11.7 Governing Law. This Plan shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, except to the extent pre-empted by federal law, in which event (and to that extent only), federal law shall govern.

          11.8 Assignment. This Plan shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided however, that any assignment by any party of any rights under this Plan without the prior written consent of the other parties shall be void.

          11.9 Counterparts. This Plan may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          11.10 Default. In the event of default hereunder, the defaulting party shall be liable to the non-defaulting party for all costs and reasonable attorney's fees incurred in the enforcement of any of the provisions hereof.

          11.11 Registration Rights of Global Tours Stockholders. Unless the Securities and Exchange Commission's proposal to reduce the two year holding period of Rule 144 to one year is effective within one year from the date of the Plan, that Net Tel agree to register up to one-half of the securities being issued under the Plan with the Securities and Exchange Commission, or, at its option, to find an interested party to purchase these securities or to offer to buy this amount of such securities at the then bid price for such shares on the OTC Bulletin Board.

          IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger effective the day and year first above written.


                         NET TELECOMMUNICATIONS, INCORPORATED


                         By:/ss/Michael W. Gorts
                         ---------------------------
                         President


                         GLOBAL TOURS, INC.


                         By:/ss/Chris Fanelli
                         ---------------------------
                         President


                         GLOBAL TOURS STOCKHOLDERS

                         /ss/Chris Fanelli

                         /ss/Art Lurie


                                 EXHIBIT A


                                                   Number of Shares
                            Number of Shares         of  Stock of
                               Owned of             Net Tel to be
Name and Address            Global On-Line     Received in Exchange

Chris Fanelli                 1,500               483,871
3595 South Polaris,
Suite #102
Las Vegas, Nevada 89103

Art Lurie                        50                16,129
3595 South Polaris,
Suite #102
Las Vegas, Nevada 89103
                              Total:              500,000


                            EXHIBIT B


                         ARTICLES OF INCORPORATION

                                    OF

          SECOND NET TELECOMMUNICATIONS SUBSIDIARY, INCORPORATED



     The undersigned natural person, acting as incorporator of the corporation under the Nevada Revised Statutes, adopts the following Articles of Incorporation for such corporation.

                                 ARTICLE I

     Name.  The name of the corporation is "Second Net
Telecommunications Subsidiary, Incorporated" (hereinafter, the
"Corporation").

                                ARTICLE II

     Period of Duration. The period of duration of the Corporation is perpetual.

                                ARTICLE III

     Purposes and Powers. The purpose for which the Corporation is organized is to engage in any and all lawful business.

                                ARTICLE IV

     Capitalization. The Corporation shall have the authority to issue 1000 shares of common voting stock having a par value of $1 per share. All stock of the Corporation shall be of the same class and shall have the same rights and preferences. Fully paid stock of the Corporation shall not be liable for further call or assessment. The authorized shares shall be issued at the discretion of the Board of Directors of the Corporation.

                                 ARTICLE V

     Initial Resident Agent. The initial resident agent of the Corporation shall be Michael W. Gorts, and the street address and mailing address of the initial resident agent are: 8170 West Sahara Avenue, Suite 203, Las Vegas, Nevada 89117.

                                ARTICLE VI

     Directors. The Corporation shall be governed by a Board of Directors consisting of no less than two directors. The number of directors constituting the initial Board of Directors is two and the name and street address of the persons who shall serve as directors until their successors are elected and qualified are, to-wit:

               Michael W. Gorts
               9301 Leaping Lily Lane
               Las Vegas, Nevada  89129

               Robert Briare
               6736 Waterville Circle
               Las Vegas, Nevada 89107

                                ARTICLE VII

     Incorporator. The name and street address of the incorporator is:

               Michael W. Gorts
               9301 Leaping Lily Lane
               Las Vegas, Nevada  89129

                               ARTICLE VIII

     Control Share Acquisitions.  The provisions of NRS 78.378 to
78.3793, inclusive, are not applicable to the Corporation.

                                ARTICLE IX

     Indemnification of Directors and Executive Officers. To the fullest extent allowed by law, the directors and executive officers of the Corporation shall be entitled to indemnification from the Corporation for acts and omissions taking place in connection with their activities in such capacities.


                                   /SS/Michael W. Gorts
                                   ------------------------

STATE OF NEVADA     )
                    :ss
COUNTY OF CLARK     )

     On the _____ day of August, 1996, personally appeared before me Michael W. Gorts, who duly acknowledged to me that he is the person who signed the foregoing instrument as incorporator; that he has read the foregoing instrument and knows the contents thereof; and that the contents thereof are true of his personal knowledge.



                                   /SS/Robert T. Briare
                                   -----------------------
                                   Notary Public

                                 EXHIBIT C

                   NET TELECOMMUNICATIONS, INCORPORATED

                           FINANCIAL STATEMENTS

                   December 31, 1995, and March 31, 1996

                   See Documents Incorporated by Reference

                                EXHIBIT C-1

                   NET TELECOMMUNICATIONS, INCORPORATED

                           FINANCIAL STATEMENTS
                                (Unaudited)

                               June 30, 1996

                   See Documents Incorporated by Reference

                                 EXHIBIT D

                EXCEPTIONS TO NET TEL FINANCIAL STATEMENTS


          The financial statements of Net Tel for the period ended December 31, 1995, and March 31, 1996, do not reflect the recent Agreement and Plan of Merger (the "Net Tel Nevada Merger") between Net Tel and Net Telecommunications, Incorporated, a Nevada corporation, formerly known as "Long Distance International, Inc." ("Net Tel Nevada"); however, the unaudited financial statements of Net Tel for the period ended June 30, 1996, do take into account the completion of the Net Tel Nevada Merger. None of the financial statements of Net Tel take into account the completion of the Agreement and Plan of Merger ("Sierra Merger") between Net Tel and Sierra-Net, Inc., a Nevada corporation, pursuant to which an additional 600,000 shares of the "unregistered" and "restricted" common stock of Net Tel were issued to the stockholders of Sierra. Copies of the Net Tel Nevada Merger and the Sierra Merger have been provided to Global Tours and the Global Tours Stockholders prior to the Closing of this Plan.

          Further, 500,000 and 450,000 (the 450,000 share amount is presently being negotiated to be reduced to 200,000 shares) "unregistered" and "restricted" shares, respectively, shall be issued to Global Tours, Inc., a Nevada corporation ("Global Tours"), and Las Vegas Reservations, Inc., a Nevada corporation ("Las Vegas Reservations"), pursuant to the Letters of Intent between these respective entities and Net Tel, whereby these entities will become wholly-owned subsidiaries of Net Tel, and all of which were subject to the completion of the merger involving Net Tel Nevada, and are further subject to the execution and delivery
of definitive agreements between the respective parties.   Copies
of these Letters of Intent and all material documentation respecting these entities have been provided to Global Tours and the Global Tours Stockholders prior to the Closing under this Plan; however, no assurance can be given that these transactions will be completed.

          Also, 130,000 "unregistered" and "restricted" shares shall be issued to Sierra Internet, Inc., a Nevada corporation dba Tahoe-Online ("Tahoe-Online"), pursuant to the Letter of Intent between Tahoe-Online and Net Tel, whereby Tahoe-Online will become a wholly-owned subsidiary of Net Tel, and which was subject to the completion of the merger involving Net Tel Nevada, and is further subject to the execution and delivery of a definitive agreement between the respective parties. Copies of this Letter of Intent and all material documentation respecting these entities have been provided to Global Tours and the Global Tours Stockholders prior to the Closing under this Plan; however, no assurance can be given that this transaction will be completed.




                                 EXHIBIT E


                            GLOBAL TOURS, INC.

                BALANCE SHEET AND PROFIT AND LOSS STATEMENT

                             December 31, 1995

TEMPLETON AND TEMPLETON
{letterhead}

To the Board of Directors
Global Tours, Inc.
Las Vegas, Nevada

We have complied the accompanying statement of assets, liabilities and stockholders' equity-income tax basis of Global Tours, Inc., (a Corporation) as of December 31, 1995, and the related statement of revenue, expenses and retained earnings--income tax basis for the year ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. The financial statements have been prepared on the basis of accounting used by the Company for income tax purposes, which is a comprehensive basis of accounting other than generally accepted accounting principles.

A compilation is limited to presenting in the form of financial statements information that is the representation of management.
We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

Management has elected to omit substantially all of the disclosures ordinarily included in financial statements prepared on the income tax basis of accounting. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's assets, liabilities, equity, and the results of its operations. Accordingly, these financial statements are not designed for those who are not informed about such matters.

For the current year, 1996, the Company, with the consent of its shareholders, has elected under the Internal Revenue Code to be an S Corporation. In lieu of corporation income taxes, the shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in these financial statements.

/ss/Templeton & Templeton, P.C.

                            GLOBAL TOURS, INC.
        STATEMENT OF ASSETS, LIABILITIES, AND STOCKHOLDERS' EQUITY
                             INCOME TAX BASIS
                             DECEMBER 31, 1995
            (See Accompanying Accountants' Compilation Report)


                                   ASSETS

CURRENT ASSETS
     Cash in banks                                $11,019

PROPERTY AND EQUIPMENT
     Furniture and equipment                       21,068

     Less: accumulated depreciation                16,700

         Net property and equipment                 4,368

            Total Assets                           15,387

                   LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

LONG-TERM DEBT, less current portion

     Total liabilities                             ---0---

STOCKHOLDERS' EQUITY
   Common Stock                                     2,722
   Retained Earnings                               12,665

     Total stockholders' equity                    15,387

        Total liabilities and stockholder's equity 15,387

                            GLOBAL TOURS, INC.
           STATEMENT OF REVENUE, EXPENSES, AND RETAINED EARNINGS
                             INCOME TAX BASIS
                   FOR THE YEAR ENDED DECEMBER 31, 1995
            (See Accompanying Accountants' Compilation Report)

SALES                                            $700,870

COST OF SALES                                     236,687

GROSS PROFIT                                      464,183

OPERATING EXPENSES
  Salaries and wages                              310,303
  Telephone and utilities                          36,408
  Payroll Taxes                                    21,812
  Rent                                             15,408
  Office supplies and Expenses                     11,081
  Advertising and printing                         12,528
  Insurance                                         3,814
  Professional Fees                                 3,657
  Postage and shipping                             10,335
  Other operating expenses                          9,472

     Total operating expenses                     434,818

INCOME FROM OPERATIONS                             29,365

OTHER EXPENSES
  Depreciation                                     16,700

NET INCOME                                         12,665

Retained earnings at January 1, 1995                --0--

Retained earnings at December 31, 1995             12,665

                                 EXHIBIT F

          None.





                                 EXHIBIT G


Net Telecommunications, Incorporated
8170 West Sahara Avenue, Suite 203
Las Vegas, Nevada  89117

Fidelity Stock Transfer Company
1800 South West Temple, Suite 301
Salt Lake City, Utah 84115

Re:            Exchange of shares of Global Tours,
               Inc., a Nevada corporation ("Global
               Tours"), for shares of Net
               Telecommunications, Incorporated, a
               Nevada corporation ("Net Tel or the
               "Company")

Gentlemen:

          Pursuant to that certain Agreement and Plan of Merger (the "Plan") between the undersigned, Global Tours, Net Tel, and the Net Tel Subsidiary, I acknowledge that I have approved this exchange; that I am aware of all of the terms and conditions of the Plan; that I have received and personally reviewed a copy of the Plan; the Annual Report on Form 10-KSB of Net Tel for the year ended December 31, 1995, and the unaudited financial statements of Net Tel for the period ended June 30, 1996 , to be included with the Quarterly Report on Form 10-QSB for the quarter ended June 30, 1996 (to be filed with the Securities and Exchange Commission within a few days of the date hereof); the 8-K Current Reports respecting the Net Tel Merger and the Sierra Merger; and all information regarding certain proposed acquisitions or mergers of Net Tel; and I represent and warrant that no director or executive officer of the Company or any associate of either has solicited this exchange; that I am an "accredited investor" as that term is known under the Rules and Regulations of the Securities and Exchange Commission (see Exhibit "A" hereto); and/or I represent and warrant that I have sufficient knowledge and experience to understand the nature of the exchange, and I am fully capable of bearing the economic risk of the loss of my entire cost basis in the shares of Global Tours being exchanged.

          I understand that you have and will make books and records of your Company available to me for my inspection in connection with the contemplated exchange of my shares, and that I have been encouraged to review the information and ask any questions I may have concerning the information of any director or executive officer of the Company whose addresses are listed in the aforesaid Annual Report, or of the legal and accounting firms for the Company. I understand that the accounting firm for Net Tel is Jones, Jensen & Co., Certified Public Accountants, 349 South 200 East, Salt Lake City, Utah 84111; Telephone #801-328-4408; or Dave Thomson, CPA, 1980 South 300 West, Salt Lake City, Utah 84101, Telephone #801-328-3900; and that legal counsel for Net Tel is Leonard W. Burningham, Esq., Suite 205, Hermes Building, 455 East 500 South, Salt Lake City, Utah 84111, Telephone #801-363-7411.

          I further understand that I must bear the economic risk of ownership of any of the Net Tel shares for a long period of time, the minimum of which will be two (2) years, as these shares are "unregistered" shares and may not be sold unless any subsequent offer or sale is registered with the United States Securities and Exchange Commission or is otherwise exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), or other applicable securities laws, rules and regulations.

          I intend that you rely on all of my representations made herein and those in the personal questionnaire (if applicable) I provided to Net Tel for use by Net Tel as they are being made to induce you to issue me the shares of Net Tel under the Plan, and I further represent (of my personal knowledge or by virtue of my reliance on one or more personal representatives), and agree as follows, to-wit:

          1. That the shares being acquired are being received for investment purposes and not with a view toward further distribution;

          2. That I have a full and complete understanding of the phrase "for investment purposes and not with a view toward further distribution";

          3. That I understand the meaning of "unregistered shares" and know that they are not freely tradeable;

          4. That any stock certificate issued by you to me in connection with the shares being acquired shall be imprinted with a legend restricting the sale, assignment, hypothecation or other disposition unless it can be made in accordance with applicable laws, rules and regulations;

          5. I agree that the stock transfer records of your Company shall reflect that I have requested the Company not to effect any transfer of any stock certificate representing any of the shares being acquired unless I shall first have obtained an opinion of legal counsel to the effect that the shares may be sold in accordance with applicable laws, rules and regulations, and I understand that any opinion must be from legal counsel satisfactory to the Company and, regardless of any opinion, I understand that the exemption covered by any opinion must in fact be applicable to the shares;

          6. That I shall not sell, offer to sell, transfer, assign, hypothecate or make any other disposition of any interest in the shares being acquired except as may be pursuant to any applicable laws, rules and regulations;

          7. I fully understand that my shares which are being exchanged for shares of the Company are "risk capital," and I am fully capable of bearing the economic risks attendant to this investment, without qualification; and

          8. I also understand that without approval of counsel for Net Tel, all shares of Net Tel to be issued and delivered to me in exchange for my shares of Global Tours shall be represented by one stock certificate only and which such stock certificate shall be imprinted with the following legend or a reasonable facsimile thereof on the front and reverse sides thereof:

          The shares of stock represented by this
          certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Act.

          Any request for more than one stock certificate must be accompanied by a letter signed by the requesting stockholder setting forth all relevant facts relating to the request. Net Tel will attempt to accommodate any stockholders' request where Net Tel views the request is made for valid business or personal reasons so long as in the sole discretion of Net Tel, the granting of the request will not facilitate a "public" distribution of unregistered shares of common voting stock of Net Tel.

          You are requested and instructed to issue a stock certificate as follows, to-wit:

          483,871 shares
          Chris Fanelli
          3595 South Polaris, Suite #102
          Las Vegas, Nevada 89103
          Dated August 21, 1996


          16,129 shares
          Art Lurie
          557 Bonita Ave.
          Las Vegas, Nevada 89104
          Dated August 28, 1996

                                          /ss/Chris Fanelli
                                          ----------------------
                                          /ss/Art Lurie
                                          ----------------------

                                 EXHIBIT H

                    CERTIFICATE OF OFFICER PURSUANT TO

                       AGREEMENT AND PLAN OF MERGER


          The undersigned, the President of Net Telecommunications, Incorporated, a Nevada corporation ("Net Tel"), represents and warrants the following as required by the Agreement and Plan of Merger (the "Plan") between Net Tel, the Net Tel Subsidiary, Global Tours, Inc., a Nevada corporation ("Global Tours"), and the stockholders of Global Tours (the "Global Tours Stockholders"):

          1. That he is the President of Net Tel and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to Global Tours and the Global Tours
Stockholders.

          2. Based on his personal knowledge, information, belief and opinions of counsel for Net Tel regarding the Plan:

              (i) All representations and warranties of Net Tel contained within the Plan are true and correct;

             (ii)   Net Tel has complied with all terms and
                    provisions required of it pursuant to the Plan; and

            (iii) There have been no material adverse changes in the financial position of Net Tel as set forth in its financial statements for the periods ended December 31, 1995, March 31, 1996, and June 30, 1996, except as set forth in Exhibit D to the Plan.

                         NET TELECOMMUNICATIONS, INCORPORATED

                         By:/ss/Michael W. Gorts
                         -------------------------
                         President



                                 EXHIBIT I


                    CERTIFICATE OF OFFICER PURSUANT TO

                       AGREEMENT AND PLAN OF MERGER


          The undersigned, the President of Global Tours, Inc., a Nevada corporation ("Global Tours"), represents and warrants the following as required by the Agreement and Plan of Merger (the "Plan") between Global Tours, the stockholders of Global Tours (the "Global Tours Stockholders") and Net Telecommunications, Incorporated, a Nevada corporation ("Net Tel"), and the Net Tel
Subsidiary:

          1. That he is the President of Global Tours and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to Net Tel.

          2. Based on his personal knowledge, information, belief:

              (i)   All representations and warranties of Global
                    Tours contained within the Plan are true and correct;

             (ii) Global Tours has complied with all terms and provisions required of it pursuant to the Plan; and

            (iii) There have been no material adverse changes in the financial position of Global Tours as set forth in its balance sheet for the period ended December 31, 1995, except as set forth in Exhibit F to the Plan.


                              GLOBAL TOURS, INC.


                              By:/ss/Chris Fanelli
                              ------------------------
                              President

                              /ss/Chris Fanelli
                              ------------------------
                              Individually

                                 EXHIBIT J

                                  Finders


          None.


                            ARTICLES OF MERGER

                                    OF

                           SIERRA INTERNET, INC.
                          (a Nevada corporation)

                                    AND

                             SIERRA-NET, INC.
                          (a Nevada corporation)

To the Secretary of
State of Nevada

     Pursuant to the provisions of Section 92A.190 of the Nevada
Revised Statutes, it is hereby certified that:

     1. The names and addresses of the merging corporations are Sierra Internet, Inc., dba Tahoe On-Line, P. O. Box 6887, Stateline, Nevada 89449, which is a business corporation organized under the laws of the State of Nevada ("Sierra Internet" or "Tahoe On-Line"), and Sierra-Net, Inc., 917 Tahoe Blvd., Suite 200, Incline Village, Nevada 89450-3709, which is a business corporation organized under the laws of the State of Nevada ("Sierra" or the "Net Tel Subsidiary"), a wholly-owned subsidiary of Net Telecommunications, Incorporated, a Nevada corporation ("Net Tel" or "Parent Net Tel").

     2. The following is the Plan of Merger (the "Plan") for merging Sierra Internet with and into Sierra as approved by the Board of Directors and stockholders of each of said corporations (with the stockholders of Sierra Internet being sometimes called the "Sierra Internet Stockholders"), pursuant to which Sierra will be the surviving corporation:

                              Plan of Merger

               1.1 Merger and Surviving Corporation. Tahoe On-line will merge into the Net Tel Subsidiary, with the Net Tel Subsidiary being the "Surviving Corporation"; the separate existence of Tahoe On-Line shall cease, and the name of the Surviving Corporation shall remain "Sierra-Net, Inc," and the Surviving Corporation shall maintain the dba of "Tahoe On-Line." Until amended, modified or otherwise altered, the Articles of Incorporation of the Net Tel Subsidiary shall continue to be the Articles of Incorporation of the Surviving Corporation; and the Bylaws of the Net Tel Subsidiary shall continue to be the Bylaws of the Surviving Corporation.

               1.2  Share Conversion.  Each outstanding or
     subscribed share of common stock of Tahoe On-Line (the "Tahoe On-Line Shares") shall, upon the effective date of the Plan, be converted into 118.181818 shares of common stock of Net Tel, amounting to 130,000 shares in the aggregate, as outlined in Exhibit A; all fractional shares shall be rounded to the nearest whole share.

               1.3 Survivor's Succession to Corporate Rights. The Surviving Corporation shall thereupon and thereafter possess all rights, privileges, powers and franchises of a public as well of a private nature, and be subject to all of the restrictions, disabilities and duties of Tahoe On-Line; and all and singular, the rights, privileges, powers and franchises of Tahoe On-Line, and all property, real, personal and mixed, and all debts due to Tahoe On-Line on whatever account, as well for stock subscriptions as all other things in action or belonging to Tahoe On-Line shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of Tahoe On-Line, and the title to any real estate vested by deed or otherwise in Tahoe On-Line shall not revert or be in any way impaired by reason of the Plan; but all rights of creditors and all liens upon any property of Tahoe On-Line shall be preserved unimpaired, and all debts, liabilities and duties of Tahoe On-Line shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

               1.4 Survivor's Succession to Corporate Acts, Plans, Contracts, etc. All corporate acts, plans, policies, contracts, approvals and authorizations of Tahoe On-Line and its stockholders, its Board of Directors, committees elected or appointed by the Board of Directors, officers and agents, which were valid and effective immediately prior to the effective time of the Plan, shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to Tahoe On-Line. The employees of Tahoe On-Line shall become the employees of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees of Tahoe On-Line.

               1.5 Survivor's Rights to Assets, Liabilities, Reserves, etc. The assets, liabilities, reserves and accounts of Tahoe On-Line shall be recorded on the books of the Surviving Corporation at the amounts at which they, respectively, shall then be carried on the books of Tahoe On-Line, subject to such adjustments or eliminations of intercompany items as may be appropriate in giving effect to the Plan.

               1.6 Resignations of Present Directors and Executive Officers of the Surviving Corporation and Designation of New Directors and Executive Officers. On Closing, with the exception of Michael W. Gorts, the present directors and executive officers of the Net Tel Subsidiary shall retain their present positions, and designate the directors of Tahoe On-Line to also serve on the Board of Directors of the Net Tel Subsidiary, until the next respective annual meetings of the stockholders and Board of Directors of Net Tel and the Surviving Corporation, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations. Executive officers of Tahoe On-Line may also be designated officers of a new division of business operations previously comprising the operations of Tahoe On-Line, prior to the completion of the Plan. Not less than one member of the Board of Directors of Net Tel shall serve on the Board of Directors of the Surviving Corporation at all times.

               1.7 Principal Office. The principal executive office of the Surviving Corporation shall be located at 917 Tahoe Blvd., Suite 200, Incline Village, Nevada 89450-3709. The Surviving Corporation shall also maintain a registered office in the State of Nevada at the same address. The Surviving Corporation may also maintain an address at P.O. Box 6887, Stateline, Nevada 89449.

               1.8 Adoption. The Plan shall be adopted by the Board of Directors of Net Tel as the sole stockholder of the Net Tel Subsidiary, and by all of the Tahoe On-line
     Stockholders.

               1.9 Dissenters' Rights and Notification. As the Plan requires the affirmative vote of all of the outstanding voting securities of the Net Tel Subsidiary and Tahoe On-Line, and the Nevada Revised Statutes do not require a vote of Net Tel stockholders, dissenters' rights are not applicable under the Plan;

               1.10 Delivery of Certificates by the Tahoe On-line Stockholders. The transfer of the Tahoe On-Line Shares by the Tahoe On-line Stockholders shall be effected by the delivery to Net Tel or its transfer agent of certificates representing the Tahoe On-Line Shares endorsed in blank or accompanied by stock powers executed in blank, with all signatures witnessed or guaranteed to the satisfaction of Net Tel and the Net Tel Subsidiary and with any necessary transfer taxes and other revenue stamps affixed and acquired at the expense of the Tahoe On-line Stockholders, and on receipt thereof to the satisfaction of the Surviving Corporation, stock certificates representing shares in Net Tel as outlined in Exhibit A shall be issued and delivered to the Tahoe On-line Stockholders; as a condition to the exchange of the Tahoe On-Line Shares, Net Tel and the Surviving Corporation shall require the Tahoe On-line Stockholders to execute and deliver and Investment Letter as outlined in Section 4.12 hereof, acknowledging, among other things, that the shares of Net Tel to be received in exchange for the Tahoe On-Line Shares are "unregistered" and "restricted" securities which have not been registered with the Securities and Exchange Commission or any state regulatory agency, and which must be so registered prior to public sale by the Tahoe On-line Stockholders, unless an exemption from such registration is available for any such sale.

               1.11 Further Assurances. At the Closing and from time to time thereafter, the parties shall execute such additional instruments and take such other action as may be reasonably required or necessary to carry out the terms and provisions hereof.

               1.12 Effective Date. The Effective Date of the Plan shall be the date when the Articles of Merger are filed and accepted by the Secretary of State of the State of Nevada and at such time as all applicable provisions of the Nevada
     Revised Statutes have been met.

     3. The Plan has been approved by the respective Boards of Directors of Parent Net Tel, Sierra and Sierra Internet and the stockholders of Sierra and the Sierra Internet Stockholders, in accordance with the provisions of Section 92A.120 of the Nevada Revised Statutes; no approval of Parent Net Tel stockholders is required under the Nevada Revised Statutes. Sierra Internet has one class of outstanding securities, common; the Sierra Internet Stockholders owning 100% of such securities have adopted, ratified and approved the Plan in accordance with Section 78.320 of the Nevada Revised Statutes; and Sierra has one class of outstanding securities, such class being common voting stock, and Parent Net Tel, which owns all 6,000 shares of such securities, has adopted, ratified and approved the Plan in accordance with Section 78.320 of the Nevada Revised Statutes.

     4. The applicable provisions of the Nevada Revised Statutes relating to the merger of Sierra Internet with and into Sierra will have been complied with upon compliance with any of the filing and recording requirements thereof.

     5. The merger herein provided for shall become effective in the State of Nevada on the date of filing hereof.


                         SIERRA INTERNET, INC.


Date: 8/24/96            By:/ss/Anthony Prestigiacomo
                         ------------------------------
                         President


Date: 8/24/96            By:/ss/Marilyn Prestigiacomo
                         ------------------------------
                         Secretary


STATE OF NEVADA     )
                    ) ss
COUNTY OF DOUGLAS   )

     Personally appeared before me this 24th day of August, 1996, Anthony Prestigiacomo and Marilyn Prestigiacomo, who duly acknowledged to me that they are the President and Secretary, respectively, of Sierra Internet, Inc., and that they are authorized to and did execute the foregoing Articles of Merger.


                         By:/ss/Julia A. Blair
                         NOTARY PUBLIC


                         SIERRA-NET, INC.


Date: 8/19/96            By:/ss/Michael W. Gorts
                         ------------------------
                         President


Date: 8/19/96            By:/ss/Robert Briare
                         ------------------------
                         Secretary


STATE OF NEVADA          )
                         ) ss
COUNTY OF CLARK          )

     Personally appeared before me this 19th day of August, 1996, Michael Gorts and Robert Briare, who duly acknowledged to me that they are the President and Secretary, respectively, of Sierra-Net, Inc., and that they are authorized to and did execute the foregoing Articles of Merger.


                         By:/ss/Lin-Belle Addington
                         NOTARY PUBLIC

                            ARTICLES OF MERGER

                                    OF

                            GLOBAL TOURS, INC.
                          (a Nevada corporation)

                                    AND

          SECOND NET TELECOMMUNICATIONS SUBSIDIARY, INCORPORATED
                          (a Nevada corporation)

To the Secretary of
State of Nevada

     Pursuant to the provisions of Section 92A.190 of the Nevada
Revised Statutes, it is hereby certified that:

     1. The names and addresses of the merging corporations are Global Tours, Inc., 3595 South Polaris, Suite 102, Las Vegas, Nevada 89103, which is a business corporation organized under the laws of the State of Nevada ("Global"), and Second Net Telecommunications Subsidiary, Incorporated, 8170 West Sahara Avenue, Suite 203, Las Vegas, Nevada 89117, which is a business corporation organized under the laws of the State of Nevada ("Second Net Tel"), a wholly-owned subsidiary of Net Telecommunications, Incorporated, a Nevada corporation ("Net Tel" or "Parent Net Tel").

     2. The following is the Plan of Merger (the "Plan") for merging Global Tours with and into Second Net Tel as approved by the Board of Directors and stockholders of each of said corporations (with the stockholders of Global Tours being sometimes called the "Global Stockholders"), pursuant to which Second Net Tel will be the surviving corporation:

                              Plan of Merger

               1.1 Merger and Surviving Corporation. Global Tours will merge into Second Net Tel, with Second Net Tel being the "Surviving Corporation"; the separate existence of Global Tours shall cease, and the name of the Surviving Corporation shall become "Global Tours, Inc." Until amended, modified or otherwise altered, the Articles of Incorporation of Second Net Tel shall continue to be the Articles of Incorporation of the Surviving Corporation; and the Bylaws of Second Net Tel shall continue to be the Bylaws of the Surviving Corporation.

               1.2  Share Conversion.  Each outstanding or
     subscribed share of common stock of Global Tours (the "Global Tours Shares") shall, upon the effective date of the Plan, be converted into 322.580645 shares of common stock of Net Tel, amounting to 500,000 shares in the aggregate, as outlined in Exhibit A; all fractional shares shall be rounded to the nearest whole share.


               1.3 Survivor's Succession to Corporate Rights. The Surviving Corporation shall thereupon and thereafter possess all rights, privileges, powers and franchises of a public as well of a private nature, and be subject to all of the restrictions, disabilities and duties of Global Tours; and all and singular, the rights, privileges, powers and franchises of Global Tours, and all property, real, personal and mixed, and all debts due to Global Tours on whatever account, as well for stock subscriptions as all other things in action or belonging to Global Tours shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of Global Tours, and the title to any real estate vested by deed or otherwise in Global Tours shall not revert or be in any way impaired by reason of the Plan; but all rights of creditors and all liens upon any property of Global Tours shall be preserved unimpaired, and all debts, liabilities and duties of Global Tours shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

               1.4 Survivor's Succession to Corporate Acts, Plans, Contracts, etc. All corporate acts, plans, policies, contracts, approvals and authorizations of Global Tours and its stockholders, its Board of Directors, committees elected or appointed by the Board of Directors, officers and agents, which were valid and effective immediately prior to the effective time of the Plan, shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to Global Tours. The employees of Global Tours shall become the employees of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees of Global Tours.

               1.5 Survivor's Rights to Assets, Liabilities, Reserves, etc. The assets, liabilities, reserves and accounts of Global Tours shall be recorded on the books of the Surviving Corporation at the amounts at which they, respectively, shall then be carried on the books of Global Tours, subject to such adjustments or eliminations of intercompany items as may be appropriate in giving effect to the Plan.

               1.6 Resignations of Present Directors and Executive Officers of the Surviving Corporation and Designation of New Directors and Executive Officers. On Closing, with the exception of Michael W. Gorts, the present directors and executive officers of Second Net Tel shall resign, in seriatim, and designate the directors and executive officers of Global Tours to serve in their place and stead, until the next respective annual meetings of the stockholders and Board of Directors of Net Tel and the Surviving Corporation, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations. Not less than one member of the Board of Directors of Net Tel shall serve on the Board of Directors of the Surviving Corporation at all times.

               1.7 Principal Office. The principal executive office of the Surviving Corporation shall be located at 8170 West Sahara Avenue, Suite 203, Las Vegas, Nevada 89117. The Surviving Corporation shall also maintain a registered office in the State of Nevada at the same address. The Surviving Corporation shall also maintain an executive office at 3595 South Polaris, Suite 102, Las Vegas, Nevada 89103.

               1.8 Adoption. The Plan shall be adopted by the Board of Directors of Net Tel as the sole stockholder of Second Net Tel, and by all of the Global Tours Stockholders.

               1.9 Dissenters' Rights and Notification. As the Plan requires the affirmative vote of all of the outstanding voting securities of Second Net Tel and Global Tours, and the Nevada Revised Statutes do not require a vote of the Net Tel stockholders, dissenters' rights are not applicable under the Plan;

               1.10 Delivery of Certificates by the Global Tours Stockholders. The transfer of the Global Tours Shares by the Global Tours Stockholders shall be effected by the delivery to Net Tel or its transfer agent of certificates representing the Global Tours Shares endorsed in blank or accompanied by stock powers executed in blank, with all signatures witnessed or guaranteed to the satisfaction of Net Tel and Second Net Tel and with any necessary transfer taxes and other revenue stamps affixed and acquired at the expense of the Global Tours Stockholders, and on receipt thereof to the satisfaction of the Surviving Corporation, stock certificates representing shares in Net Tel shall be issued and delivered to the Global Tours Stockholders; as a condition to the exchange of the Global Tours Shares, Net Tel and the Surviving Corporation shall require the Global Tours Stockholders to execute and deliver an Investment Letter, acknowledging, among other things, that the shares of Net Tel to be received in exchange for the Global Tours Shares are "unregistered" and "restricted" securities which have not been registered with the Securities and Exchange Commission or any state regulatory agency, and which must be so registered prior to public sale by the Global Tours Stockholders, unless an exemption from such registration is available for any such sale.

               1.11 Further Assurances. At the Closing and from time to time thereafter, the parties shall execute such additional instruments and take such other action as may be reasonably required or necessary to carry out the terms and provisions hereof.

               1.12 Effective Date. The Effective Date of the Plan shall be the date when the Articles of Merger are filed and accepted by the Secretary of State of the State of Nevada and at such time as all applicable provisions of the Nevada
     Revised Statutes have been met.

     3. The Plan has been approved by the respective Boards of Directors of Parent Net Tel, Second Net Tel and Global Tours and the stockholders of Second Net Tel and the Global Tours Stockholders, in accordance with the provisions of Section 92A.120 of the Nevada Revised Statutes; no approval of Parent Net Tel stockholders is required under the Nevada Revised Statutes. Global Tours has one class of outstanding securities, common; the Global Tours Stockholders owning 100% of such securities have adopted, ratified and approved the Plan in accordance with Section 78.320 of the Nevada Revised Statutes; and Second Net Tel has one class of outstanding securities, such class being common voting stock, and Parent Net Tel, which owns all 1,000 shares of such securities, has adopted, ratified and approved the Plan in accordance with Section
78.320 of the Nevada Revised Statutes.

     4. The applicable provisions of the Nevada Revised Statutes relating to the merger of Global Tours with and into Second Net Tel will have been complied with upon compliance with any of the filing and recording requirements thereof.

     5. The merger herein provided for shall become effective in the State of Nevada on the date of filing hereof.


                         GLOBAL TOURS, INC.


Date: 8/19/96            By:/ss/Chris Fanelli
                         ---------------------------
                         President


Date: 8/19/96            By:/ss/Art Lurie
                         ---------------------------
                         Secretary


STATE OF NEVADA     )
                    ) ss
COUNTY OF CLARK     )

     Personally appeared before me this 19th day of August, 1996, Chris Fanelli and Art Lurie, who duly acknowledged to me that they are the President and Secretary, respectively, of Global Tours, Inc., and that they are authorized to and did execute the foregoing Articles of Merger.


                         By:/ss/Lin-Belle Addington
                         NOTARY PUBLIC


                         NET TELECOMMUNICATIONS, INCORPORATED


Date: 8/19/96            By:/ss/Michael W. Gorts
                         ---------------------------
                         President


Date: 8/19/96            By:/ss/Robert Briare
                         ---------------------------
                         Secretary


STATE OF NEVADA          )
                         ) ss
COUNTY OF CLARK          )

     Personally appeared before me this 19th day of August, 1996, Michael Gorts and Robert Briare, who duly acknowledged to me that they are the President and Secretary, respectively, of Net
Telecommunications, Incorporated, and that they are authorized to and did execute the foregoing Articles of Merger.


                         by:/ss/Lin-Belle Addington
                         NOTARY PUBLIC


                       Net Telecommunications, Inc.
                       8170 Wet Sahara Avenue, Suite 203
                       Las Vegas, Nevada 89117

PRESS RELEASE

Contact: George M. Jewett, Director-Investor Relations
         702-256-9956 (tel) 702-256-9233 (fax)
         E-Mail:  Vegasrez @Vegas.infi.net
         FOR IMMEDIATE RELEASE

Net Telecommunications Incorporated (OTC Bulletin Board) acquires
Sierra Internet Incorporated Dba Tahoe On-Line


     Las Vegas, Nevada, Monday August 26, 1996....Net
     Telcommunications, Inc. A Nevada Corporation organized in June 1996, ("Net Tel") is pleased to announce today that it has entered into a merger agreement with Sierra Internet Inc. Dba Tahoe On-Line "Sierra Internet" or ("Tahoe On-Line") pursuant to which Tahoe On-Line will become a wholly owned subsidiary of Net Tel under terms of the agreement, in which shareholders of Tahoe On-Line will receive stock from Net Tel. Additional terms of the transaction were not disclosed.

     Net Telecommunications Incorporated is a Nevada based holding company ("Net Tel") engaged in an aggressive acquisition program of Telecommunications/Internet-related businesses. Net Tel trades on the NASDAQ Bulletin Board under the symbol NETQ.

     "We are pleased to welcome this exciting and highly regarded company to the Net Tel family. With this company, we have further positioned ourselves to take advantage of the many opportunities being created by the rapid growth of the Internet" said Michael Gorts, President and CEO of Net Tel.

     Organized in 1994, Sierra Internet is a full service Internet provider, from dial up modem, to dedicated high speed LAN access, to Web site hosting and design.

     Tahoe On-Line was the first in Nevada to offer dedicated high speed digital access to the Internet via ISDN. For more information about Tahoe On-Line, visit their web site at http://www.sierra.net


     Net Telecommunications Incorporated intends to continue to add to its portfolio of Internet Access providers and value-added Internet services. By combining technical and creative expertise for communication and commerce on the Internet with Net Tel's telecommunications expertise, Net Tel will enhance the opportunities for these companies to grow and effectively compete in this dynamic marketplace.

In other news, Robert P. Amira, one of Net Tel's original seven directors resigned effective Friday, August 23, 1996. In his letter of resignation Mr. Amira stated the following:

     "Since joining the Board of Directors of Net
     Telcommunications, Inc. (the "company") at its organization,
     I have been unable to take an active role in the Company's affairs. Upcoming pressing business commitments will continue to preclude me from future involvement with the Company."

     "I feel this situation is not fair to the other directors, officers and shareholders of Net Telecommunications, Inc. that I continue in my capacity as a director".

For more information please contact:

COMPANY:  Net Telecommunications, Inc.
CONTACT:  Michael W. Gorts
          702-256-9956

COMPANY:  Tahoe On-Line
CONTACT:  Anthony Pretigiacomo
          702-832-6911

August 26, 1996

cc. Dow Wire Service                             Fax No. 212-416-4008
cc. Bloomberg Financial Markets                  Fax No. 609-279-5976
cc. Reuters                                      Fax No. 212-859-1717
cc. Las Vegas Review Journal                     Fax No. 702-383-4676
cc. Las Vegas Sun                                Fax No. 702-383-7264
cc. Las Vegas Business Press                     Fax No. 702-871-3298

                                   NEWS

FOR IMMEDIATE RELEASE
August 12, 1996

CONTACT:  George M. Jewett    702-256-9956
          Facsimile No.       702-256-9233

COMPANY:  Net Telecommunications, Inc.
CONTACT:  Michael W. Gorts    702-256-9956

COMPANY:  Global Tours, Inc.
CONTACT:  Chris Fanelli     1-800-409-4346


                 Net Telecommunications, Inc. ("Net Tel")
                                    and
                       Global Tours, Inc. ("Global")
                              Announce Merger

Las Vegas, Nevada--Net Telecommunications, Inc. (OTC Bulletin Board:
NETQ) announced today that it has entered into a merger agreement with Global Tours, Inc. Global Tours will become a wholly-owned subsidiary of Net Tel under terms of the agreement, in which shareholders of Global Tours, Inc. will receive stock from Net Tel. Additional terms of the transaction were not disclosed.

Michael Gorts, President and CEO of Net Tel stated, "Both companies are very excited about the synergy being created as a result of this merger. Net Tel will benefit immensely from Global Tour's telemarketing expertise. Global Tours will enjoy increased profitability as a direct result of low cost long distance services provided by Net Tel. Cross marketing of services into each others' data base is an added bonus for each company."

Global Tours is a Las Vegas, Nevada based full service accredited travel agency which features an exclusive "members only" vacation club. Global members are provided the deepest available discounts on virtually all aspects of travel including condominium resorts throughout the world. These discounts are supported through contractual agreements with various travel suppliers. Vacation clubs historically have thrived throughout the United States and other popular vacation destinations. However, the Las Vegas market has been virtually untapped.

In response to the merger, Chris Fanelli, President and CEO of Global, stated that "Global Tours feels it has entered into an ideal union with Net Tel and Net Tel's recently acquired wholly owned subsidiary Sierra-Net, Inc." In addition, Mr. Fanelli feels that the pending acquisition of Las Vegas Reservations, Inc. will also be a very favorable compliment to Global and Net Tel. Mr. Fanelli cited three main reasons why he is so positive on the upcoming mergers; (1) Access to Las Vegas Reservation's tour flow of approximately 6000 tourists per month; (2) The lowest available long distance rates; and (3) world wide advertising via the Internet.

Net Telecommunications, Inc. is an acquisition vehicle for telecommunication service related providers.

August 12, 1996

cc. Dow Wire Service                            Fax No. 212-416-4008
cc. Bloomberg Financial Markets                 Fax No. 609-279-5976
cc. Reuters                                     Fax No. 212-859-1717